UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.              )

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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

OFS Capital Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

OFS CAPITAL CORPORATION
222 West Adams Street, Suite 1850
Chicago, Illinois 60606
(847) 734-2000
April 30, 2025
To Our Stockholders:
You are cordially invited to attend the 2025 Annual Meeting of Stockholders of OFS Capital Corporation, or the Annual Meeting, to be held on Wednesday, June 11, 2025 at 10:00 a.m., local time, at 222 West Adams Street, Suite 1850, Chicago, Illinois 60606.
The Notice of Annual Meeting and Proxy Statement on the following pages describe the matters to be presented at the Annual Meeting.
We are providing access to our proxy materials online under the U.S. Securities and Exchange Commission’s “notice and access” rules. As a result, we are mailing to many of our stockholders a notice instead of a paper copy of this Proxy Statement and our 2024 Annual Report. The notice contains instructions on how to access documents online. The notice also contains instructions on how stockholders can receive a paper copy of our materials, including this Proxy Statement, our 2024 Annual Report, and a form of proxy card or voting instruction card. Those who do not receive a notice, including stockholders who have previously requested to receive paper copies of proxy materials, will receive a paper copy by mail unless they have previously requested delivery of materials electronically. We believe that this distribution process is more resource and cost efficient.
Your vote is important. Regardless of whether you participate in the Annual Meeting, we hope you vote as soon as possible. You may vote by proxy online or by phone, or, if you received paper copies of the proxy materials by mail, you may also vote by mail by following the instructions on the proxy card or voting instruction card. Voting online, by phone, written proxy, or voting instruction card ensures your representation at the Annual Meeting.
Thank you for your ongoing support of, and continued interest in, OFS Capital Corporation.
Sincerely yours,
Bilal Rashid
Chairman of the Board of Directors and
Chief Executive Officer

OFS CAPITAL CORPORATION
222 West Adams Street, Suite 1850
Chicago, Illinois 60606
(847) 734-2000

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held On June 11, 2025

To Our Stockholders:
NOTICE IS HEREBY GIVEN that the 2025 Annual Meeting of Stockholders of OFS Capital Corporation, or the Annual Meeting, will be held on Wednesday, June 11, 2025 at 10:00 a.m., local time, at 222 West Adams Street, Suite 1850, Chicago, Illinois 60606. The purposes of the Annual Meeting are as follows:
1.To elect one (1) member to our board of directors to serve as a Class I director, for a term of three years, or until her successor is elected and qualified;
2.To ratify the selection of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2025; and
3.To transact such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.
Instead of mailing a paper copy of our proxy materials to all of our stockholders, we are providing access to our proxy materials over the Internet under the U.S. Securities and Exchange Commission’s “notice and access” rules. As a result, we are mailing to our stockholders a Notice of Internet Availability of Proxy Materials, or the Notice, instead of a paper copy of this proxy statement and our Annual Report for the fiscal year ended December 31, 2024, or the 2024 Annual Report. We are mailing the Notice on or about April 30, 2025, and it contains instructions on how to access those documents over the Internet. The Notice also contains instructions on how each of our stockholders can receive a paper copy of our proxy materials, including this proxy statement, our 2024 Annual Report, and a form of proxy card or voting instruction card. All stockholders who do not receive the Notice, including stockholders who have previously requested to receive paper copies of proxy materials, will receive a paper copy of the proxy materials by mail unless they have previously requested delivery of proxy materials electronically. We have chosen to employ this distribution process to conserve natural resources and reduce the costs of printing and distributing our proxy materials.
Stockholders of record at the close of business on Wednesday, April 16, 2025 are entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof. A complete list of such stockholders will be open to the examination of any stockholder at our principal executive offices at 222 West Adams Street, Suite 1850, Chicago, Illinois 60606, during ordinary business hours, for a period of ten days prior to the Annual Meeting as well as at the Annual Meeting.
Your vote is important no matter how many shares you own. Whether you expect to attend the Annual Meeting or not, please vote your shares by using the Internet as described in the instructions included in the Notice, by calling the toll-free telephone number, or, if you received a paper copy of the proxy materials, by completing, signing, dating and returning your proxy card or voting instruction form. Your prompt response is necessary to ensure that your shares are represented at the Annual Meeting. You can change your vote and revoke your proxy at any time before the polls close at the Annual Meeting by following the procedures described in the accompanying proxy statement.
All stockholders are cordially invited to attend the Annual Meeting.
By Order of the Board of Directors,
Tod K. Reichert
Corporate Secretary
Chicago, Illinois
April 30, 2025

OFS CAPITAL CORPORATION
222 WEST ADAMS STREET, SUITE 1850
CHICAGO, ILLINOIS 60606

PROXY STATEMENT

for the 2025 Annual Meeting of Stockholders
to be held on Wednesday, June 11, 2025
This Proxy Statement is furnished in connection with the solicitation of proxies by the board of directors of OFS Capital Corporation, also referred to in this proxy statement as the “Company,” “OFS Capital,” “we” or “us,” for use at our 2025 Annual Meeting of Stockholders, or the Annual Meeting, to be held on Wednesday, June 11, 2025 at 10:00 a.m., local time, at 222 West Adams Street, Suite 1850, Chicago, Illinois 60606, and at any adjournment or postponement thereof. You may obtain directions to the location of the Annual Meeting by contacting Tod K. Reichert, Corporate Secretary, OFS Capital Corporation, 222 West Adams Street, Suite 1850, Chicago, Illinois 60606; telephone: (847) 734-2000.
All proxies will be voted in accordance with the instructions contained in those proxies. If no choice is specified, the proxies will be voted FOR the election of the director nominee of our board of directors and FOR the ratification of our independent public accounting firm. Any proxy may be revoked by a stockholder at any time before it is exercised by delivery of written revocation to our corporate secretary, by submission of a new, later-dated proxy or by appearing at the Annual Meeting and voting in person, See “ — Changing Your Vote; Revocation of Proxy” below.
It is anticipated that the Notice of Internet Availability of Proxy Materials will first be sent to stockholders on or about April 30, 2025. This proxy statement, including the accompanying form of proxy, collectively referred to as the Proxy Statement, and the Company’s Annual Report for the fiscal year ended December 31, 2024, or the Annual Report, will first be made available to stockholders on or about April 30, 2025. The Annual Report and Proxy Statement can both be accessed online at www.proxyvote.com.
A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2024, as filed with the U.S. Securities and Exchange Commission, except for exhibits, will be furnished without charge to any stockholder upon written request to OFS Capital Corporation, 222 West Adams Street, Suite 1850, Chicago, Illinois 60606, Attention: Tod K. Reichert, Corporate Secretary, telephone: (847) 734-2000.
Voting Securities
Stockholders of record at the close of business on Wednesday, April 16, 2025 will be entitled to notice of, and to vote at, the Annual Meeting. On that date, 13,398,078 shares of our common stock were issued and outstanding. Each share of common stock entitles the holder thereof to one vote with respect to all matters submitted to stockholders at the Annual Meeting. We have no other securities entitled to vote at the Annual Meeting. Stockholders have no dissenters’ or appraisal rights in connection with any of the proposals described herein.
Quorum and Vote Required
The presence in person or representation by proxy of the holders of a majority of the shares of common stock issued and outstanding and entitled to vote at the Annual Meeting is necessary to establish a quorum for the transaction of business. If a quorum is not present, the Annual Meeting will be adjourned until a quorum is obtained. Abstentions are included in the shares present at the Annual Meeting for purposes of determining whether a quorum is present but are not counted for purposes of determining whether a proposal has been approved and thus, have no effect on the outcome.
If you are a beneficial owner whose shares are held of record by a broker, you must instruct the broker how to vote your shares. If you do not provide voting instructions, your shares will not be voted on any proposal on which the broker does not have discretionary authority to vote. This is called a “broker non-vote.” Broker non-votes (when shares are represented at the Annual Meeting by a proxy specifically conferring only limited authority to vote on those matters for which specific authorization is required under the rules of the New York Stock Exchange) are included in the determination of the number of shares represented at the Annual Meeting for purposes of determining whether a quorum is present but are not counted for purposes of determining whether a proposal has been approved and thus, have no effect on the outcome.

If you are a beneficial owner whose shares are held of record by a broker, your broker has discretionary voting authority under New York Stock Exchange rules to vote your shares on the ratification of KPMG LLP, even if the broker does not receive voting instructions from you. However, your broker does not have discretionary authority to vote on the election of directors without instructions from you, in which case a broker non-vote will occur, and your shares will not be voted on this matter. We urge you to provide instructions to your broker or nominee so that your votes may be considered on this important matter.
The table below sets forth the quorum requirements and votes required for each of the proposals to be presented at Annual Meeting:

Proposal	Description	Quorum Requirement	Vote Required	Broker Discretionary Voting Allowed
No. 1	Election of one Class I director.	The presence, in person or by proxy, of holders of a majority in voting power of the outstanding shares of common stock entitled to vote at the Annual Meeting.	The affirmative vote of the holders of a plurality of the shares of common stock represented at the Annual Meeting, provided a quorum is present in person or by proxy.	No
No. 2	Ratification of the selection of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2025.	The presence, in person or by proxy, of holders of a majority in voting power of the outstanding shares of common stock entitled to vote at the Annual Meeting.	The affirmative vote of the holders of a majority in voting power of the outstanding shares of common stock represented at the Annual Meeting and voting on this proposal, provided a quorum is present in person or by proxy.	Yes

Election of Class I Director. The affirmative vote of a plurality of the shares of common stock present in person or represented by proxy at the Annual Meeting and entitled to vote at the Annual Meeting is required to elect the nominee as the Class I director. Stockholders may not cumulate their votes. If you vote “withhold authority” with respect to the nominee, your shares will not be voted with respect to the person indicated. Because directors are elected by a plurality of the votes, an abstention will have no effect on the outcome of the vote and, therefore, is not offered as a voting option for this proposal. Similarly, broker non-votes will have no effect on the outcome of the vote.
Ratification of Our Independent Registered Public Accounting Firm. The affirmative vote of a majority in voting power of the outstanding shares of common stock present in person or represented by proxy at the Annual Meeting and voting on this proposal is required to approve this proposal. An abstention from voting on this proposal will have no effect on the outcome of this proposal. Since banks and brokers will have discretionary authority to vote shares in the absence of voting instructions from stockholders with respect to Proposal 2, we expect that there will be no broker non-votes regarding Proposal 2 (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power).
Voting Your Shares
If you are the record holder of your shares, you may vote in one of four ways. You may vote by submitting your proxy by telephone, over the Internet, by mail or you may vote in person at the Annual Meeting.
You may vote by telephone. You may vote your shares by following the “Vote by Phone” instructions set forth on the enclosed proxy card.

You may vote over the Internet. If you have Internet access, you may vote your shares from any location in the world by following the “Vote by Internet” instructions set forth on the enclosed proxy card.

You may vote by mail. You may vote by completing, dating and signing the proxy card that accompanies this proxy statement and promptly mailing it in the enclosed postage-paid envelope. You do not need to put a stamp on the enclosed envelope if you mail it in the United States. The shares you own will be voted according to the instructions on the proxy card you mail. If you return the proxy card, but do not give any instructions on a particular matter described in this proxy statement, the shares you own will be voted in accordance with the recommendations of our board of directors. Our board of directors recommends that you vote FOR the director nominee of our board of directors and FOR the ratification of our independent public accounting firm.

You may vote in person. If you attend the Annual Meeting and are a registered stockholder, you may vote by delivering your completed proxy card in person or you may vote by completing a ballot. Ballots will be available at the Annual Meeting. If you hold your shares through a bank or broker, you must obtain a legal proxy from your bank or broker in order to vote at the Annual Meeting.
Changing Your Vote; Revocation of Proxy
Voting by telephone, over the Internet or execution of a proxy will not in any way affect a stockholder’s right to attend the Annual Meeting and vote in person. A proxy may be revoked before it is used to cast a vote. To revoke a proxy, a stockholder must:
•file with our corporate secretary, at or before the taking of the vote, a written notice of revocation bearing a later date than the proxy;
•duly execute a later dated proxy relating to the same shares and deliver it to our corporate secretary before the taking of the vote; or
•attend the Annual Meeting and vote in person.
Attendance at the Annual Meeting, if a stockholder does not vote at the Annual Meeting, will not be sufficient to revoke a proxy.
Any written notice of revocation or subsequent proxy should be sent to us at the following address: OFS Capital Corporation, 222 West Adams Street, Suite 1850, Chicago, Illinois 60606, Attention: Tod K. Reichert, Corporate Secretary. The shares represented by all properly executed proxies received in time for the Annual Meeting will be voted as specified in those proxies.
If the shares you own are held in your name and you do not specify on the proxy card how your shares are to be voted, they will be voted FOR (i) the election of the director nominee named in this proxy statement and recommended by our board of directors, (ii) the ratification of the selection of KPMG LLP as our independent registered public accounting firm and (iii) any other items that may properly come before the Annual Meeting in the discretion of the persons appointed as proxies.
If the shares you own are held in “street name,” the bank or brokerage firm, as the record holder of your shares, is required to vote your shares in accordance with your instructions. To vote your shares held in “street name,” you will need to follow the directions provided to you by your bank or brokerage firm.
Information Regarding This Solicitation
The accompanying proxy is solicited by and on behalf of our board of directors, and we, and therefore, indirectly, our stockholders, will bear the expense of the solicitation of proxies for the Annual Meeting, including the cost of preparing, printing and mailing the Notice of Internet Availability of Proxy Materials, this proxy statement, the accompanying Notice of Annual Meeting of Stockholders and proxy card. Proxies may be solicited on our behalf by our directors, officers or employees in person or by telephone, electronic transmission and/or facsimile transmission.
IF YOU PLAN TO ATTEND THE ANNUAL MEETING AND VOTE YOUR SHARES OF THE COMPANY’S COMMON STOCK IN PERSON, YOU WILL NEED TO BRING PHOTO IDENTIFICATION IN ORDER TO BE ADMITTED TO THE ANNUAL MEETING.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
AND RELATED STOCKHOLDER MATTERS
The following table sets forth information regarding beneficial ownership of our common stock as of April 16, 2025 by:
•each person, or group of affiliated persons, known to us to be the beneficial owner of more than 5% of the outstanding shares of our common stock as of such date, based on currently available Schedules 13D and 13G filed with the U.S. Securities Exchange Commission, or the SEC;
•each of our directors (which includes our nominee);
•our officers; and
•all of our directors and officers as a group.
The number of shares of common stock beneficially owned by each person or entity is determined in accordance with the applicable rules of the SEC and includes voting or investment power with respect to shares of our common stock. The information is not necessarily indicative of beneficial ownership for any other purpose. Unless otherwise indicated, to our knowledge, all persons named in the table have sole voting and investment power with respect to their shares of common stock, except to the extent authority is shared by spouses under state community property laws. The Company’s directors are divided into two groups — independent directors and interested directors. Interested directors are “interested persons” of OFS Capital Corporation as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, or the 1940 Act. Unless otherwise indicated, the address of all officers and directors is c/o OFS Capital Corporation, 222 West Adams Street, Suite 1850, Chicago, Illinois 60606. The inclusion of any shares deemed beneficially owned in this table does not constitute an admission of beneficial ownership of those shares.
There were, as of April 16, 2025, approximately three holders of record and 8,610 beneficial holders of our common stock.

Name and Address of Beneficial Owner	Total Number of Shares Beneficially Owned	Percentage of Common Stock Beneficially Owned(1)	Dollar Range of Equity Securities Beneficially Owned by Directors(2)(3)
Holders of more than 5% of our Common Stock:
Richard S. Ressler(4) 4700 Wilshire Boulevard, Los Angeles, CA 90010	2,958,546	22.0%	N/A
Independent Directors:
Elaine E. Healy(5)	16,669	*	Over $100,000
Ashwin Ranganathan	0	N/A	None
Romita Shetty	0	N/A	None
Interested Directors:
Jeffrey A. Cerny	30,000	*	Over $100,000
Bilal Rashid	20,000	*	Over $100,000
Officers Who Are Not Directors:
Mukya S. Porter	210	*	N/A
Tod K. Reichert	0	N/A	N/A
Kyle Spina	0	N/A	N/A
All Directors and officers as a group (8 persons)	66,879	*

*    Less than 1% of our outstanding common stock.
(1)    Applicable percentage of ownership for each holder is based on 13,398,078 shares of common stock outstanding on April 16, 2025.
(2)    Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Securities Exchange Act of 1934, as amended, or the Exchange Act.
(3)    The dollar range of our equity securities beneficially owned is calculated by multiplying the closing price of our common stock as reported on The Nasdaq Global Select Market on April 16, 2025, times the number of shares beneficially owned.
(4)    Information is based on a Schedule 13D/A filed with the SEC on July 5, 2023. The shares attributed to Mr. Ressler include 12,073 shares owned by Mr. Ressler individually and 2,946,473 shares owned by Orchard First Source Asset Management Holdings, LLC (“OFSAM Holdings”). OFSAM Holdings is owned directly or indirectly by Bilal Rashid and a subsidiary of a trust established by Mr. Ressler for the benefit of his family members for which Mr. Ressler serves as trustee. Mr. Ressler disclaims beneficial ownership of the shares held by OFSAM Holdings except to the extent of his pecuniary interest therein. Mr. Rashid is not a beneficial owner of the Company’s common stock held by OFSAM Holdings for purposes of Section 13(d) of the Exchange Act. The shares held by OFSAM Holdings are pledged as security for a revolving credit facility.
(5)     The reported shares held by Elaine E. Healy are pledged as collateral for a line of credit.

PROPOSAL ONE
ELECTION OF DIRECTORS
Board Recommendation
Our board of directors recommends a vote “FOR” the election of Ms. Healy as the Class I director.
We have three classes of directors, currently consisting of one Class I director, two Class II directors and two Class III directors. At each annual meeting of stockholders, directors are elected for a full term of three years to succeed those whose terms are expiring. The terms of the three classes are staggered in a manner so that only one class is elected by stockholders annually. Elaine E. Healy is currently serving as the Class I director and her term expires in 2025. Romita Shetty and Bilal Rashid are currently serving as Class II directors, whose terms expire in 2026. Ashwin Ranganathan and Jeffrey A. Cerny are currently serving as Class III directors, whose terms expire in 2027. The Class I director elected this year will serve as a member of our board of directors until the 2028 annual meeting of stockholders, or until her successor is elected and qualified.
The persons named in the enclosed proxy card will vote to elect Ms. Healy as the Class I director unless you cast a vote “withhold authority” by marking the proxy card (whether executed by you or through the Internet or telephonic voting). Ms. Healy currently serves on our board of directors, has indicated her willingness to continue to serve if elected and has consented to be named as the nominee. However, if the director nominee should be unable to serve, the shares of common stock represented by proxies may be voted for a substitute nominee designated by our board of directors. Our board of directors has no reason to believe that the nominee will be unable to serve if elected.
Summary of Nominee and Incumbent Directors
Director Nominee

Name	Age	Director Since	Term Expiring	Primary Occupation	Committee Memberships(1)	Other Public Company Boards
Elaine E. Healy*	62	2011	2025	Co-Founder and Chief Executive Officer of NexGen Venture Partners, LLC	A (chair), C, N	2
Incumbent Directors

Name	Age	Director Since	Term Expiring	Primary Occupation	Committee Memberships(1)	Other Public Company Boards
Romita Shetty*	58	2021	2026	Principal of DA Companies, parent of DA Capital LLC	A, C, N (chair)	1
Bilal Rashid	54	2010	2026	Chairman of the Board of Directors and Chief Executive Officer of the Company	―	3
Ashwin Ranganathan*	55	2022	2027	Founder and Chief Executive Officer of Sikander Capital	A, C (chair), N	2
Jeffrey A. Cerny†	62	2015	2027	Retired	―	1
*  Independent Director
† On January 28, 2025, Jeffrey A. Cerny notified the board of directors of his intention to retire and resign from his officer positions as Chief Financial Officer and Treasurer of the Company, effective on March 31, 2025. The resignation was not in any way related to a disagreement with us on any matter relating to our operations, policies, practices or otherwise. Mr. Cerny will remain on the Board as a Class III Director.
(1)    A = Audit Committee, C = Compensation Committee
    N = Nominating and Corporate Governance Committee
Director Qualifications
In considering whether to recommend any particular candidate for inclusion in the board of director’s slate of recommended director nominees, the nominating and corporate governance committee applies the criteria attached to its charter. These criteria include the candidate’s integrity, business acumen, knowledge of our business and industry, experience, diligence, conflicts of interest and the ability to act in the interests of all stockholders. The nominating and corporate governance committee does not assign specific weights to particular criteria and no particular criterion is a prerequisite for each prospective nominee.
We believe that our directors and director nominee have an appropriate balance of knowledge, experience, attributes, skills and expertise required for our board of directors as a whole and that we have sufficient independent directors to comply with applicable law and regulations. We believe that our directors have a broad range of personal and professional characteristics. The following tables summarize certain of these key qualifications, attributes, skills and experiences, and identify director candidates possessing the same.

Experience, Expertise or Attribute	Importance
Leadership and management ability (L)	The Company believes that those who have held significant executive leadership roles bring a unique perspective to board service. Generally, these individuals possess a number of important leadership qualities, including strategic planning skills, practical application of risk analysis, the ability to problem solve in even the most difficult of circumstances, and the ability to make highly impactful, definitive decisions.
Financial Experience (FE)	An understanding of finance, the financial services industry and asset management is an important component of serving on our board of directors.
Audit and Financial Reporting (AFR)	Experience as an accountant or auditor at a large accounting firm, chief financial officer, chief accounting officer or other similar position in accounting and financial reporting mitigates financial risks and enhances the oversight role of the board of directors.
Corporate Governance (CG)	The rules, responsibilities and obligations governing the Company, and its subsidiaries, create a framework from within which the Company operates and executes its strategic mission. As such, they create an important backdrop to every board discussion, decision and plan, and knowledge of these rules aids in fostering such discussions, making such decisions and creating such plans.
Innovation and Strategic Proposals (ISP)	The practical, solutions-oriented experience that comes with business operations and the planning, implementation and maintenance of strategic activities provides a valuable backdrop for the performance of board activities. Accordingly, the Company seeks and values directors with experience in a variety of business operations and strategic planning.
Risk Management (RM)	Risk management plays an integral role in all facets of the Company’s decision-making and strategic planning. Failure to appropriately identify, anticipate or plan for, and respond to, material risks could have a meaningful, detrimental impact to the Company. Accordingly, directors with practical risk management experience are particularly important to the Company.
Diversity (D)	The Company recognizes that board diversity, including of gender, race, ethnicity, expertise, experience, background, and perspective creates a more balanced, inclusive, and better prepared decision-making body.

	L	FE	AFR	CG	ISP	RM	D
Jeffrey A. Cerny	•	•	•	•	•	•
Elaine E. Healy	•	•	•	•	•	•	•
Ashwin Ranganathan	•	•		•	•	•	•
Bilal Rashid	•	•		•	•	•	•
Romita Shetty	•	•		•	•	•	•
While Nasdaq-listed companies are no longer required to disclose board diversity data, companies may choose to provide such information as part of their commitment to transparency and diversity initiatives. Our board of directors does not have a specific diversity policy but considers a number of factors in evaluating candidates for board membership including, but not limited to: (i) personal and professional integrity, ethics and values; (ii) diversity of expertise and experience in substantive matters pertaining to the Company’s business; and (iii) diversity of background and perspective. We believe that a board composed of highly qualified individuals from diverse backgrounds promotes better corporate governance, performance and effective decision-making process. The table below provides certain highlights of the composition of our board members and nominee.
Board Diversity Matrix (as of April 16, 2025)

Total Number of Directors	5
	Female	Male
Part I: Gender Identity
Directors	2	3
Part II: Demographic Background
African American or Black
Alaskan Native or Native American
Asian		2
Hispanic or Latinx
Native Hawaiian or Pacific Islander
White	1	1
Two or More Races or Ethnicities
LGBTQ+
Did Not Disclose Demographic Background	1

Set forth below for each of our directors, including the Class I director nominee, is information as of April 16, 2025 with respect to each director’s (a) name and age, (b) positions and offices with us, (c) principal occupation and business experience during at least the past five years, (d) directorships, if any, of other publicly held companies held during the past five years and (e) the year such person became a member of our board of directors.
Following each director’s biographical information, we have provided information concerning the particular experience, qualifications, attributes and/or skills that led our nominating and corporate governance committee and board of directors to determine that each individual should serve as a director.

Our Director Nominees				Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director(4)
Independent Director
Ms. Healy is considered independent for purposes of the 1940 Act
Class I director nominee to be elected at the 2025 Annual Meeting of Stockholders (if elected, term to expire in 2028)
Name	Age	Director Since	Principal Occupation, Other Business Experience During the Past Five Years and Other Directorships
Elaine E. Healy (1)(2)(3)	62	2011
Ms. Healy is a co-founder and Chief Executive Officer of NexGen Venture Partners, LLC, dba Aura Wireless, a provider of wireless infrastructure technology (“NexGen”). Prior to co-founding NexGen, Ms. Healy was a co-founder, president and chief operating officer of Accel Networks, LLC, a fixed cellular wireless broadband service provider founded in November 2002 and acquired in June 2015. She currently serves on the board of directors of Hancock Park Corporate Income, Inc. (“Hancock Park”) and Consensus Cloud Solutions. She is a senior executive with a broad investment background investing in operating companies ranging from start-ups to emerging growth to publicly traded entities and serving as a director of companies in a wide range of industries prior to becoming an entrepreneur. Throughout her career, she has participated in, or been responsible for, the periodic valuation of both debt and equity portfolios. Ms. Healy graduated from The Florida State University in 1984 with a Bachelor of Science in Finance.
Ms. Healy, the chair of our audit committee, has vast experience in the financial and operational aspects of complex businesses, and her skills gained through service as a chief executive officer, president and chief operating officer are essential to our board of directors. She brings to our board of directors a unique perspective on a wide range of investment vehicles, including closed-end funds, SBICs, business development companies and both limited and general partnerships. Ms. Healy’s background has enabled her to cultivate an enhanced understanding of operations and strategy with an added layer of risk management experience that is an important aspect of the composition of our board of directors.
				2
Our Current Director				Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director(4)
Independent Director
Mr. Ranganathan is considered independent for purposes of the 1940 Act.
Name	Age	Director Since	Principal Occupation, Other Business Experience During the Past Five Years and Other Directorships
Ashwin Ranganathan (1)(2)(3)	55	2022
Mr. Ranganathan currently serves on the board of directors of CIM Real Assets & Credit Fund (“CIM RACR”), an affiliate of the Company and Hancock Park that is sub-advised by OFS Capital Management, LLC (“OFS Advisor”). Mr. Ranganathan is the founder and CEO of Sikander Capital, a multi-asset family office focused on equity, venture capital and real estate, which he founded in 2013. Prior to that, from 2005 until 2013, he was a partner and managing director at Tudor Capital, a $13 billion global multi-strategy hedge fund where he managed a $500 million Asia Pacific long/short equity portfolio, was co-portfolio manager of Tudor Capital’s emerging markets fund and a member of the board of directors of Tudor Capital Singapore. From 2001 to 2005, Mr. Ranganathan was a senior vice president and an equity partner at Oaktree Capital Management, a global asset management firm specializing in alternative investment strategies, where he served as head of the global emerging markets group. Mr. Ranganathan began his career at Goldman Sachs Asset Management in 1994, where he worked as a portfolio manager in the firm’s Hong Kong and New York offices. Mr. Ranganathan graduated from St. Stephens College, Delhi University in 1991 with a Bachelor in English Literature and Exeter College, Oxford University in 1994 with a Master in Philosophy, Politics and Economics. Mr. Ranganathan's term as a Class III Director will expire in 2027.
Mr. Ranganathan, the chair of our compensation committee, has vast experience in asset management and expertise in investments that qualifies him for service on the board of directors. Mr. Ranganathan’s background in managerial positions in investment management and financial services gives our board of directors valuable industry-specific knowledge and expertise on these and other matters.

				3

Our Current Directors (Continued)				Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director(4)
Independent Directors (Continued)
Ms. Shetty is considered independent for purposes of the 1940 Act.
Name	Age	Director Since	Principal Occupation, Other Business Experience During the Past Five Years and Other Directorships
Romita Shetty (1)(2)(3)	58	2021
Ms. Shetty has served as a partner of DA Management, an investment firm, that invests across public and private markets (including venture capital) in both equity and debt and owns DA Capital, a registered investment advisor. She currently serves on the board of directors of OFS Credit Company, Inc. (“OFS Credit”). Ms. Shetty has over 30 years of experience in fixed income and credit. At DA Management, she has focused on special situations, structured credit and private investments. She participates in portfolio company boards and management and leads The Shopping Lab, an innovative consumer and data business that includes the Grocery Buddy app. She has also served in a management capacity as President of DA Capital Asia Pte Ltd. From 2007-2008, she led the Global Special Opportunities group at Lehman Brothers, which invested proprietary capital. Prior to that, she co-led North American structured equity and credit markets and the Global Alternative Investment product businesses at RBS from 2004 to 2006. Previously Ms. Shetty worked at JP Morgan from 1997 to 2004 where she led their Global Structured Credit Derivatives as well as Financial Institutions Solutions and CDO businesses. She started her career at Standard & Poor’s in 1990 where she worked on a wide variety of credit ratings including municipal bonds, financial institutions and asset-backed securities and managed a part of their ABS ratings business. Ms. Shetty holds a BA (Honors) in History from St. Stephens College, India and a Master of International Affairs from Columbia University. Ms. Shetty’s term as a Class II Director will expire in 2026.
Ms. Shetty, the chair of our nominating and corporate governance committee, has vast experience in fixed income and credit management and expertise in the Company’s investments qualifies her for service on our board of directors. Ms. Shetty’s background has enabled her to cultivate an enhanced understanding of operations and strategy with an added layer of risk management experience that is an important aspect of the composition of our board of directors.
				2
Interested Directors				Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director(4)
Mr. Cerny is an interested person, as defined in the 1940 Act.
Name	Age	Director Since	Principal Occupation, Other Business Experience During the Past Five Years and Other Directorships
Jeffrey A. Cerny	62	2015
On January 28, 2025, Mr. Cerny notified the board of directors of his intention to retire and resign from his role as: (i) Chief Financial Officer and Treasurer of OFS Capital, Hancock Park and OFS Credit; (ii) Senior Managing Director and Chief Financial Officer of OFS Advisor and member of the various investment committees of OFS Advisor and its affiliates; (iii) Senior Managing Director, Chief Financial Officer and Treasurer of Orchard First Source Capital, Inc. (“OFSC”); (iv) Vice President and Chief Financial Officer of OFSAM Holdings and as a member of OFSAM Holdings’s executive committee; and (v) Vice President and Chief Financial Officer of Orchard First Source Asset Management, LLC (“OFSAM”). Mr. Cerny’s resignation was effective on March 31, 2025. Mr. Cerny’s term as a Class III Director will expire in 2027. He also serves on the board of directors of OFS Credit.
Prior to joining OFSC in 1999, Mr. Cerny held various positions at Sanwa Business Credit Corporation, American National Bank and Trust Company of Chicago and Charter Bank Group, a multi-bank holding company. Mr. Cerny holds a B.S. in Finance from Northern Illinois University, a Masters of Management in Finance and Economics from Northwestern University’s J.L. Kellogg School of Management, and a J.D. from DePaul University’s School of Law. Mr. Cerny is NACD (National Association of Corporate Directors) Directorship Certified™ and has received a CERT Certificate in Cyber Oversight through the NACD’s Cyber Oversight Program.
Mr. Cerny brings to our board of directors extensive accounting and financial experience and expertise. He is also an experienced investor, including lending, structuring and workouts which makes him an asset to our board of directors. The breadth of his background and experience enables Mr. Cerny to provide unique insight into our strategic process and into the management of our investment portfolio.
				2

Our Current Directors (Continued)
Interested Director (Continued)				Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director(4)
Mr. Rashid is an interested person, as defined in the 1940 Act, due to his position as an officer of OFS Capital.
Name	Age	Director Since	Principal Occupation, Other Business Experience During the Past Five Years and Other Directorships
Bilal Rashid	54	2010
Mr. Rashid has served as our Chairman of the Board of Directors and Chief Executive Officer since 2014. He is also Chairman of the Board of Directors, President and Chief Executive Officer of Hancock Park and OFS Credit, a member of the board of trustees of CIM RACR, an affiliate of the Company that is sub-advised by OFS Advisor, President and a Senior Managing Director of OFSC and OFS Advisor, Chief Executive Officer and President of OFSAM Holdings and a member of OFSAM Holdings’s executive committee. He also serves on various investment committees of OFS Advisor and its affiliates. Mr. Rashid has more than 25 years of experience in investing as it relates to corporate credit and structured credit, investment banking and debt capital markets. Prior to joining OFSC in 2008, Mr. Rashid was a managing director in the global markets and investment banking division at Merrill Lynch. Before joining Merrill Lynch in 2005, he was a vice president at Natixis Capital Markets, which he joined from Canadian Imperial Bank of Commerce (“CIBC”). Prior to CIBC, he worked as an investment analyst in the project finance area at the International Finance Corporation, which is part of the World Bank. Prior to that, Mr. Rashid was a financial analyst at Lehman Brothers. Mr. Rashid has a B.S. in Electrical Engineering from Carnegie Mellon University and an MBA from Columbia University. Mr. Rashid’s term as a Class II Director will expire in 2026.
Through his years of work in investment banking, capital markets and in sourcing, leading and managing investments, Mr. Rashid has developed expertise and skills that are relevant to understanding the risks and opportunities that we face and which are critical to implementing our strategic goals and evaluating our operational performance.
				4

(1)    Member of the Audit Committee.
(2)    Member of the Compensation Committee.
(3)    Member of the Nominating and Corporate Governance Committee.
(4)    The “Fund Complex” includes the Company, Hancock Park and OFS Credit, each of which are advised by OFS Advisor, and CIM RACR, which is subadvised by OFS Advisor.

No director or executive officer is related by blood, marriage or adoption to any other director or officer. No arrangements or understandings exist between any director or person nominated for election as a director and any other person pursuant to which such person is to be selected as a director or nominee for election as a director.
There were no legal proceedings of the type described in Items 401(f)(7) and (8) of Regulation S-K in the past 10 years against any of our directors, director nominees or officers, and none are currently pending.
For information relating to shares of our common stock owned by each of our directors, see the disclosure set forth under the headings “Fiscal Year 2024 Director Compensation” and “Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters.”
Required Vote
The director nominee shall be elected by a plurality of all the votes present in person or represented by proxy at a meeting of stockholders duly called and at which a quorum is present. Each share may be voted for the director nominee. Votes that are withheld will have no effect on the outcome of the vote on this proposal.

CORPORATE GOVERNANCE
General
We believe that good corporate governance is important to ensure that OFS Capital is managed for the long-term benefit of our stockholders. During the past year, we have continued to review our corporate governance policies and practices and to compare them to those suggested by various authorities in corporate governance and the practices of other public companies.
This section describes key corporate governance practices that we have adopted. Complete copies of our committee charters, code of business conduct and code of ethics are available in the “Corporate Governance” section of our website at www.ofscapital.com. Alternatively, you may request a copy of any of these documents by writing to OFS Capital Corporation, 222 West Adams Street, Suite 1850, Chicago, Illinois 60606, attention: Tod K. Reichert, Corporate Secretary, telephone: (847) 734-2000.
Board Determination of Independence
Under applicable Nasdaq rules, a director will only qualify as an “independent director” if, in the opinion of our board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. The Nasdaq Marketplace Rules provide that a director of a business development company, or BDC, shall be considered to be independent if he or she is not an “interested person” of the Company, as defined in Section 2(a)(19) of the 1940 Act. Section 2(a)(19) of the 1940 Act defines an “interested person” to include, among other things, any person who has, or within the past two years had, a material business or professional relationship with us.
Our board of directors has determined that none of Elaine E. Healy, Ashwin Ranganathan and Romita Shetty who currently comprise our audit, compensation and nominating and corporate governance committees, has a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors is “independent” as that term is defined under Nasdaq Marketplace Rules.
In determining the independence of the directors listed above, our board of directors also considered each of the statutory requirements, polices and relationships discussed in “Related-Party Transactions and Certain Relationships” and “Review, Approval or Ratification of Transactions with Related Persons.”
Board Meetings and Attendance
Our board of directors met six times during the fiscal year ended December 31, 2024, or Fiscal Year 2024, either in person or by teleconference. During Fiscal Year 2024, each director attended at least 75% of the aggregate of the total number of board meetings and the total number of meetings held by all committees on which he or she then served.
Director Attendance at Annual Meetings of Stockholders
The Company's policy is to encourage its directors to attend each annual meeting of stockholders; however, such attendance is not required at this time. All of our directors attended the 2024 annual meeting of stockholders, and all of our directors are expected to attend the 2025 Annual Meeting.
Board Leadership Structure; Independent Lead Director
Our board of directors monitors and performs an oversight role with respect to our business and affairs, including with respect to investment practices and performance, compliance with regulatory requirements and the services, expenses and performance of service providers to us. Among other things, our board of directors approves the appointment of our investment adviser and our officers, reviews and monitors the services and activities performed by our investment adviser and our officers, and approves the engagement, and reviews the performance of, our independent registered public accounting firm.
Our board of directors understands that there is no single, generally accepted approach to providing board leadership and that given the dynamic and competitive environment in which we operate, the right board leadership structure may vary as circumstances warrant. Consistent with this understanding, the independent directors consider the board of director’s leadership structure on an annual basis. This consideration includes the pros and cons of alternative leadership structures in light of our operating and governance environment at the time, with the goal of achieving the optimal model for effective oversight of management by the board of directors.
Chairman and Chief Executive Officer
The board of directors currently combines the role of Chairman of the Board of Directors with the role of Chief Executive Officer (“CEO”), coupled with a Lead Independent Director position to further strengthen the governance structure. Our board of directors believes this provides an efficient and effective leadership model for the Company. Combining the Chairman and CEO roles fosters clear accountability, effective decision-making and alignment on corporate strategy.

Moreover, the board of directors believes that its governance practices provide adequate safeguards against any potential risks that might be associated with having a combined Chairman and CEO.
Specifically:
•three of the five current directors of the Company are independent directors;
•all of the members of the audit committee, compensation committee and nominating and corporate governance committee are independent directors;
•the board of directors and its committees regularly conduct scheduled meetings in executive session, out of the presence of Mr. Rashid and other members of management;
•the board of directors and its committees regularly conduct meetings that specifically include Mr. Rashid; and
•the board of directors and its committees remain in close contact with, and receive reports on various aspects of the Company’s management and enterprise risk directly from, the Company’s senior management and independent auditors.
Lead Independent Director
The board of directors has appointed a Lead Independent Director to provide an additional measure of balance, ensure the board of director’s independence and enhance the board of director’s ability to fulfill its management oversight responsibilities. Elaine E. Healy currently serves as the Lead Independent Director. The Lead Independent Director:
•presides over all meetings of the directors at which the Chairman is not present, including executive sessions of the independent directors;
•works with the Chairman of the Board of Directors in the preparation of the agenda for each board meeting and in determining the need for special meetings of the board of directors;
•frequently consults with the Chairman and CEO about strategic policies;
•provides the Chairman and CEO with input regarding board meetings;
•serves as a liaison between the Chairman and CEO and the independent directors;
•consults with the Chairman and CEO on matters relating to corporate governance and board performance; and
•otherwise assumes such responsibilities as may be assigned to her by the independent directors.
While we currently do not have a policy mandating an independent lead director, the board of directors believes that, at this time, having an independent director fulfill the lead director role is the right approach for the Company. Having a combined Chairman and CEO, coupled with a substantial majority of independent, experienced directors who evaluate the board and themselves at least annually, including a Lead Independent Director with specified responsibilities on behalf of the independent directors, provides the right leadership structure for the Company and is best for the Company and its stockholders at this time.
Board Meetings and Committees
Our board of directors has established three standing committees — audit, compensation and nominating and corporate governance. Our audit, compensation and nominating and corporate governance committees each operate under a charter that has been approved by our board of directors. Current copies of the audit, compensation and nominating and corporate governance committee charters are posted in the Corporate Governance section of our website located at www.ofscapital.com.
Our board of directors has determined that all of the members of each of the board of director’s standing committees are independent as defined under the rules of The Nasdaq Stock Market, LLC including, in the case of all members of the audit committee, the independence requirements contemplated by Rule 10A-3 under the Exchange Act.
Audit Committee
The audit committee currently consists, and during Fiscal Year 2024 consisted, of Elaine E. Healy, Ashwin Ranganathan and Romita Shetty. Ms. Healy chaired the audit committee during Fiscal Year 2024 and continues to do so. The audit committee held 11 meetings in Fiscal Year 2024. It is anticipated that Ms. Healy, if re-elected to the board of directors by our stockholders, and Mr. Ranganathan and Ms. Shetty will continue to serve on the audit committee in 2025. No member of the audit committee is an “interested person” of the Company, as defined in Section 2(a)(19) of the 1940 Act. Our audit committee’s responsibilities include:

•appointing, approving the compensation of, and assessing the independence of our independent registered public accounting firm;
•overseeing the work of our independent registered public accounting firm, including through the receipt and consideration of certain reports from such firm;
•reviewing and discussing with management our annual and quarterly financial statements and related disclosures;
•monitoring our internal control over financial reporting and disclosure controls and procedures;
•discussing our risk management processes and procedures, as discussed below under the heading “Board of Directors Role in Risk Oversight”;
•establishing policies regarding hiring employees from the independent registered public accounting firm and procedures for the receipt and retention of accounting related complaints and concerns;
•meeting independently with our independent registered public accounting firm and management;
•reviewing and approving or ratifying any related person transactions; and
•preparing the audit committee report required by SEC rules (which is included on page 22 of this proxy statement).
Our board of directors has determined that Ms. Healy is an “audit committee financial expert” as defined by applicable SEC rules.
Compensation Committee
The compensation committee currently consists, and during Fiscal Year 2024 consisted, of Ashwin Ranganathan, Elaine E. Healy and Romita Shetty. Mr. Ranganathan chaired the compensation committee during Fiscal Year 2024 and continues to do so. The compensation committee held two meetings in Fiscal Year 2024. It is anticipated that Ms. Healy, if re-elected to the board of directors by our stockholders, Mr. Ranganathan and Ms. Shetty will continue to serve on the compensation committee in 2025. No member of the compensation committee is an “interested person” of the Company, as defined in Section 2(a)(19) of the 1940 Act. Our compensation committee’s responsibilities include:
•reviewing and approving the reimbursement by the Company of the compensation of the Company’s Chief Executive Officer, Chief Financial Officer and Chief Compliance Officer; and
•reviewing and recommending for approval by the board of directors the compensation, if any, paid to directors that are not “interested persons” of the Company as such term is defined in Section 2(a)(19) of the 1940 Act.
Currently none of the Company’s executive officers are directly compensated by the Company. However, the Company reimburses its administrator for the allocable portion of overhead and other expenses incurred by the administrator in performing its obligations under an administration agreement, including an allocable share of the compensation of certain of the Company’s executive officers with finance and compliance responsibilities.
Nominating and Corporate Governance Committee
Our nominating and corporate governance committee currently consists, and during Fiscal Year 2024 consisted, of Romita Shetty, Elaine E. Healy and Ashwin Ranganathan. Ms. Shetty chaired the nominating and corporate governance committee during Fiscal Year 2024 and continues to do so. The nominating and corporate governance committee held two meetings in Fiscal Year 2024. It is anticipated that Ms. Healy, if re-elected to the board of directors by our stockholders, Mr. Ranganathan and Ms. Shetty will continue to serve on the nominating and corporate governance committee in 2025. No member of the nominating and corporate governance committee is an “interested person” of the Company, as defined in Section 2(a)(19) of the 1940 Act. Our nominating and corporate governance committee’s responsibilities include:
•identifying individuals qualified to become board members;
•recommending to the board of directors the persons to be nominated for election as directors and to each of the board of director’s committees;
•reviewing and making recommendations to the board of directors with respect to management succession planning; and
•overseeing an annual evaluation of the board of directors.
The processes and procedures followed by our nominating and corporate governance committee in identifying and evaluating director candidates are described below under the heading “Director Nomination Process, Including Diversity Considerations.”

Board of Directors Role in Risk Oversight
Our management team has the primary responsibility for risk management and must develop appropriate processes and procedures to identify, manage and mitigate risks. Our board of directors, through its oversight role, supervises our risk management activities to ensure that the risk management processes designed and implemented by our executives are adapted to, and integrated with, the board of director’s corporate strategy, designed to support the achievement of organizational objectives, functioning as directed and that necessary steps are taken to foster a culture of risk-adjusted decision-making throughout the enterprise.
A fundamental part of risk management is not only understanding the risks a company faces and what steps management is taking to manage those risks, but also understanding what level of risk is appropriate for the company. The involvement of the full board of directors in setting our business strategy is a key part of its assessment of management’s appetite for risk and also a determination of what constitutes an appropriate level of risk for us. Through dedicated sessions focusing entirely on corporate strategy, the full board reviews in detail the company’s short- and long-term strategies, including consideration of significant risks facing the Company and their potential impact.
Our board of directors performs its risk oversight function primarily through: (i) its standing committees, which report to the entire board and are comprised solely of independent directors; and (ii) active monitoring of our chief compliance officer and our compliance policies and procedures. For example, the board of directors manages and reviews cybersecurity risks facing our Company, including the potential for breach of our key information technology systems and systems and processes relating to the protection of customer and employee confidential information. The board of directors also meets periodically with internal IT and cybersecurity experts. Oversight of other risks is delegated to specific committees.
Oversight of our investment activities extends to oversight of the risk management processes employed by OFS Advisor as part of its day-to-day management of our investment activities. The board of directors anticipates reviewing risk management processes at both regular and special board meetings throughout the year, consulting with appropriate representatives of OFS Advisor, as necessary, and periodically requesting the production of risk management reports or presentations. The goal of the board of director’s risk oversight function is to ensure that the risks associated with our investment activities are accurately identified, thoroughly investigated and responsibly addressed. Investors should note, however, that the board of director’s oversight function cannot eliminate all risks or ensure that particular events do not adversely affect the value of investments.
We believe that our approach to risk oversight, as described above, optimizes our ability to assess inter-relationships among the various risks, make informed cost-benefit decisions and approach emerging risks in a proactive manner for the Company. We also believe that our risk structure complements our current board leadership structure, as it allows our independent directors, through the three fully independent board committees and otherwise, to exercise oversight of the actions of management in identifying risks and implementing risk management policies and controls. We believe that the role of our board of directors in risk oversight is effective and appropriate given the extensive regulation to which we are already subject as a BDC. As a BDC, we are required to comply with certain regulatory requirements that control the levels of risk in our business and operations. For example, we are limited in our ability to enter into transactions with our affiliates, including investing in any portfolio company in which one of our affiliates currently has an investment.
Director Nomination Process
The process followed by our nominating and corporate governance committee to identify and evaluate director candidates includes requests to board members and others for recommendations, meetings from time to time to evaluate biographical information and background material relating to potential candidates and interviews of selected candidates by members of the nominating and corporate governance committee and other members of the board of directors, as applicable.
In considering whether to recommend any particular candidate for inclusion in the board of director’s slate of recommended director nominees, the nominating and corporate governance committee applies the criteria included in its charter. These criteria include the candidate’s integrity, business acumen, knowledge of our business and industry, experience, diligence, conflicts of interest and the ability to act in the interests of all stockholders. The nominating and corporate governance committee does not assign specific weights to particular criteria and no particular criterion is a prerequisite for each prospective nominee.

We believe that our directors and director nominee have an appropriate balance of knowledge, experience, attributes, skills and expertise required for our board of directors as a whole and that we have sufficient independent directors to comply with applicable law and regulations. We believe that our directors have a broad range of personal and professional characteristics, including: leadership; management ability; financial experience; the ability to act with integrity and sound judgment; the capacity to demonstrate innovative thinking, consider strategic proposals, assist with the development of our strategic plan and oversee its implementation; the ability to oversee our risk management efforts; and the commitment to preparation for, and attendance at, board and committee meetings.
Our board of directors does not have a specific diversity policy but considers a number of factors in evaluating candidates for board membership including, but not limited to: (i) personal and professional integrity, ethics and values; (ii) diversity of expertise and experience in substantive matters pertaining to the Company’s business; and (iii) diversity of background and perspective. We believe that a board composed of highly qualified individuals from diverse backgrounds promotes better corporate governance, performance and effective decision-making process.
Stockholders may recommend individuals to the nominating and corporate governance committee for consideration as potential director candidates by submitting their names, together with appropriate biographical information and background materials, to the nominating and corporate governance committee, c/o Tod K. Reichert, Corporate Secretary, OFS Capital Corporation, 222 West Adams Street, Suite 1850, Chicago, Illinois 60606. Assuming that appropriate biographical and background material has been provided on a timely basis, the nominating and corporate governance committee will evaluate stockholder-recommended candidates by following substantially the same process, and applying substantially the same criteria, as it follows for candidates submitted by others.
Stockholders also have the right under our bylaws to directly nominate director candidates, without any action or recommendation on the part of the nominating and corporate governance committee or our board of directors, by following the procedures set forth under Article I, Section 1.12, “Advance Notice of Stockholder Nominees for Director and Other Stockholder Proposals,” in our bylaws and that are described in this proxy statement under the heading “Submission of Stockholder Proposals.”
At the Annual Meeting, stockholders will be asked to consider the election of one independent director, Elaine E. Healy, who is standing for re-election.
Executive Sessions and Communicating with the Board of Directors
The independent directors serving on our board of directors intend to meet in executive sessions at the conclusion of regularly scheduled meetings of the board of directors, and additionally as needed, without the presence of any directors or other persons who are part of the Company’s management. These executive sessions of our board of directors are presided over by Ms. Healy, the Company’s Lead Independent Director, and it is anticipated that Ms. Healy, if re-elected to the board of directors by our stockholders, will continue to preside over these executive sessions as the Company’s Lead Independent Director.
Our board of directors will give appropriate attention to written communications that are submitted by stockholders, and will respond if and as appropriate. The Chairman of the Board of Directors (if an independent director), or the lead director (if one is appointed), or otherwise the chairperson of the nominating and corporate governance committee, with advice and assistance from the general counsel and chief compliance officer and, if requested, outside legal counsel, is primarily responsible for monitoring communications from stockholders and for providing copies of summaries of such communications to the other directors as he or she considers appropriate.
Communications are forwarded to all directors if they relate to important substantive matters and include suggestions or comments that the Chairman of the Board of Directors considers to be important for the directors to know. In general, communications relating to corporate governance and corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances and matters as to which we tend to receive repetitive or duplicative communications.
Stockholders who wish to send communications on any topic to the board of directors should address such communications to the OFS Capital Corporation board of directors, c/o Tod K. Reichert, Corporate Secretary, OFS Capital Corporation, 222 West Adams Street, Suite 1850, Chicago, Illinois 60606.
Related-Party Transactions and Certain Relationships
We have entered into agreements with OFS Advisor and its affiliates in which certain members of our senior management have ownership and financial interests.

Investment Advisory and Management Agreement
We have entered into an Investment Advisory and Management Agreement with OFS Advisor and will pay OFS Advisor a base management fee and incentive fee. The incentive fee will be computed and paid on income that we may not yet have received in cash. This fee structure may create an incentive for OFS Advisor to invest in certain types of securities. In addition, the determination of fair value and, consequently, the amount of unrealized gains and losses in our portfolio, are, to a significant degree, subjective and dependent on a valuation process undertaken by OFS Advisor and overseen by our board of directors. OFS Advisor’s base management fee and incentive fee are based on the value of our investments and there may be a conflict of interest because personnel of OFS Advisor are involved in the valuation process for our portfolio investments. In addition, the incentive fee payable by us to OFS Advisor may create an incentive for OFS Advisor to cause us to make more speculative investments or increase our debt outstanding more than would be the case in the absence of such compensation arrangement. For the year ended December 31, 2024, the base management fee and incentive fee were $5.99 million and $4.18 million, respectively.
License Agreement
We have entered into a license agreement with OFSAM under which OFSAM grants us a non-exclusive, royalty-free license to use the name “OFS.”
Administration Agreement
We have entered into an Administration Agreement, pursuant to which OFS Capital Services, LLC (“OFS Services”) furnishes us with office facilities, equipment, necessary software licenses and subscriptions and clerical, bookkeeping and record keeping services at such facilities. Under our Administration Agreement, OFS Services performs, or oversees the performance of, our required administrative services, which include, among other things, being responsible for the financial records that we are required to maintain and preparing reports to our stockholders and all other reports and materials required to be filed with the SEC or any other regulatory authority. The administration fee expense was $1.52 million for the year ended December 31, 2024.
Staffing Agreements
OFS Advisor is an affiliate of OFSC, with which it has entered into a Staffing and Corporate Services Agreement (the “Staffing Agreement”). Under the Staffing Agreement, OFSC makes available to OFS Advisor experienced investment professionals and access to the senior investment personnel and other resources of OFSC and its affiliates. The Staffing Agreement provides OFS Advisor with access to deal flow generated by the professionals of OFSC and its affiliates and commits the members of the Advisor Investment Committees (discussed below) to serve in that capacity. OFS Advisor capitalizes on the deal origination and sourcing, credit underwriting, due diligence, investment structuring, execution, portfolio management and monitoring experience of OFSC’s investment professionals.
OFSC also has entered into a Staffing and Corporate Services Agreement with OFS Services. Under this agreement, OFS Services makes available to OFSC the administrative resources of OFS Services.
Investment Committees, Investment Allocation and Transactions with Certain Affiliates
OFS Advisor and its affiliates manage other assets and funds, and may manage other entities in the future, including other BDCs, and these other funds and entities may have similar or overlapping investment strategies. OFS Advisor’s Pre-Allocation Investment Committee, Structured Credit Investment Committee, Broadly Syndicated Investment Committee and Middle Market Investment Committee, (the “Middle Market Investment Committee”, and collectively, the “Advisor Investment Committees”), are responsible for the overall asset allocation decisions and the evaluation and approval of investments of OFS Advisor’s advisory clients. The Middle Market Investment Committee, which is comprised of Richard Ressler (Chairman), Kyde Sharp and Bilal Rashid, is responsible for the evaluation and approval of all the investments made by us directly or through our wholly-owned subsidiaries, as appropriate. The Middle Market Investment Committee also determines appropriate investment sizing and implements ongoing monitoring requirements of our investments.
Our senior management, members of the Advisor Investment Committees, including members of the Middle Market Investment Committee and other investment professionals from OFSAM Holdings or its other affiliates may serve as officers, directors or principals of: (i) entities that operate in the same or a related line of business as we do; (ii) entities in which we invest or in which we are considering making an investment; or (iii) investment funds or other investment vehicles managed by OFS Advisor or its affiliates. Through these and other relationships, these individuals may obtain material non-public information that might restrict our ability to buy or sell the securities of a company under the policies of the Company or applicable law.
Similarly, OFS Advisor and/or its affiliates have other clients with similar, different or competing investment objectives. In serving in these multiple capacities, they may have obligations to other clients or investors in those entities, the fulfillment of which may not be in the best interests of us or our stockholders. An investment opportunity that is suitable for multiple clients of OFS Advisor and its affiliates may not be capable of being shared among some or all of such clients and affiliates due to the limited scale of the opportunity or other factors, including regulatory restrictions imposed by the 1940 Act. There can be no assurance that OFS Advisor’s or its affiliates’ efforts to allocate any particular investment opportunity fairly and equitably among all clients for whom such opportunity is appropriate will result in an allocation of all or part of such opportunity to us. Not all conflicts of interest can be expected to be resolved in our favor. As a result, we may not be given the opportunity to participate in certain investments made by investment funds, accounts or other investment vehicles managed by OFS Advisor and its affiliates or by members of our investment committees.
Because we have elected to be treated as a BDC under the 1940 Act, we are prohibited under the 1940 Act from participating in certain transactions with our affiliates without the prior approval of our independent directors and, in some cases, of the SEC. Those transactions include purchases and sales, and so-called “joint” transactions, in which we and one or more of our affiliates are engaging together in certain types of profit-making activities. Any person that owns, directly or indirectly, five percent or more of our outstanding voting securities will be our affiliate for purposes of the 1940 Act, and we are generally prohibited from engaging in purchases or sales of assets or joint transactions with such affiliates, absent the prior approval of our independent directors. Additionally, without the approval of the SEC, we are prohibited from engaging in purchases or sales of assets or joint transactions with the following affiliated persons: (a) our officers, directors, and employees; (b) OFS Advisor and its affiliates; and (c) OFSAM Holdings or its affiliates.
We may, however, invest alongside OFSAM Holdings and its affiliates or their respective other clients in certain circumstances where doing so is consistent with current law and SEC staff interpretations. For example, we may invest alongside such accounts consistent with guidance promulgated by the SEC staff permitting us and such other accounts to purchase interests in a single class of privately placed securities so long as certain conditions are met, including that OFS Advisor, acting on our behalf and on behalf of other clients, negotiates no term other than price. Co-investment with such other accounts is not permitted or appropriate under this guidance when there is an opportunity to invest in different securities of the same issuer or where the different investments could be expected to result in a conflict between our interests and those of other accounts. Moreover, except in certain circumstances, this guidance does not permit us to invest in any issuer in which OFSAM Holdings and its affiliates or a fund managed by OFSAM Holdings or its affiliates has previously invested.
On August 4, 2020, we received exemptive relief from the SEC to permit us to co-invest in portfolio companies with certain other funds, including other BDCs and registered investment companies managed by OFS Advisor (“Affiliated Funds”) in a manner consistent with our investment objective, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors, subject to compliance with certain conditions (the “Order”). The Order superseded a previous co-investment order we received on October 12, 2016 and provides us with greater flexibility to enter into co-investment transactions with Affiliated Funds. We are generally permitted to co-invest with Affiliated Funds if under the terms of the Order, a “required majority” (as defined in Section 57(o) of the 1940 Act) of our independent directors make certain conclusions in connection with a co-investment transaction, including that: (1) the terms of the transaction, including the consideration to be paid, are reasonable and fair to us and our stockholders and do not involve overreaching by us or our stockholders on the part of any person concerned; (2) the transaction is consistent with the interests of our stockholders and is consistent with our investment objective and strategies; (3) the investment by our affiliates would not disadvantage us, and our participation would not be on a basis different from or less advantageous than that on which our affiliates are investing; and (4) the proposed investment by us would not benefit OFS Advisor, the other Affiliated Funds that are participating in the investment, or any affiliated person of any of them (other than parties to the transaction), except to the extent permitted by the exemptive relief and applicable law, including the limitations set forth in Section 57(k) of the 1940 Act.
In addition, we may file an application for an amendment to our existing Order to permit us to co-invest in our existing portfolio companies with certain affiliates that are private funds even if such other funds had not previously invested in such existing portfolio companies, subject to certain conditions. However, if filed there is no guarantee that such application will be granted.
OFS Advisor will seek to allocate investment opportunities among eligible accounts in a manner that is fair and equitable over time and consistent with its allocation policy. Under this allocation policy, if OFS Advisor is actively seeking investments for two or more investment vehicles with similar or overlapping investment strategies, an available opportunity will be allocated based on the provisions governing allocations of such investment opportunities under law or in the relevant organizational, offering or similar documents, if any, for such investment vehicles. In the absence of any such provisions, OFS Advisor will consider the following factors and the weight that should be given with respect to each of these factors:
•investment guidelines and/or restrictions, if any, set forth in the applicable organizational, offering or similar documents for the investment vehicles;

•the status of tax restrictions and tests and other regulatory restrictions and tests;
•risk and return profile of the investment vehicles;
•suitability/priority of a particular investment for the investment vehicles;
•if applicable, the targeted position size of the investment for the investment vehicles;
•level of available cash for investment with respect to the investment vehicles;
•total amount of funds committed to the investment vehicles; and
•the age of the investment vehicles and the remaining term of their respective investment periods, if any.
When not relying on the Order, priority as to opportunities will generally be given to accounts that are in their “ramp-up” period over the accounts that are outside their ramp-up period but still within their investment or re-investment periods. However, application of one or more of the factors listed above, or other factors determined to be relevant or appropriate, may result in the allocation of an investment opportunity to a fund no longer in its ramp-up period over a fund that is still within its ramp-up period.
In situations where co-investment with other accounts is not permitted or appropriate, OFS Advisor will need to decide which account will proceed with the investment. The decision by OFS Advisor to allocate an opportunity to another entity could cause us to forego an investment opportunity that we otherwise would have made. These restrictions, and similar restrictions that limit our ability to transact business with our officers or directors or their affiliates, may limit the scope of investment opportunities that would otherwise be available to us.
Conflicts may arise when we make an investment in conjunction with an investment being made by another account managed by OFS Advisor or an affiliate of OFS Advisor (each, an “Affiliated Account”), or in a transaction where an Affiliated Account has already made an investment. Investment opportunities are, from time to time, appropriate for more than one account in the same, different or overlapping securities of a portfolio company’s capital structure. Conflicts arise in determining the terms of investments, particularly where these accounts may invest in different types of securities in a single portfolio company. Potential conflicts arise when addressing, among other things, questions as to whether payment obligations and covenants should be enforced, modified or waived, or whether debt should be restructured, modified or refinanced.
We may invest in debt and other securities of companies in which Affiliated Accounts hold those same securities or different securities, including equity securities. In the event that such investments are made by us, our interests will at times conflict with the interests of such Affiliated Accounts, particularly in circumstances where the underlying company is facing financial distress. Decisions about what action should be taken, particularly in troubled situations, raise conflicts of interest, including, among other things, whether or not to enforce claims, whether or not to advocate or initiate a restructuring or liquidation inside or outside of bankruptcy, and the terms of any work-out or restructuring. The involvement of Affiliated Accounts at both the equity and debt levels could inhibit strategic information exchanges among fellow creditors, including among us or Affiliated Accounts. In certain circumstances, we or an Affiliated Account may be prohibited from exercising voting or other rights and may be subject to claims by other creditors with respect to the subordination of their interest.
In the event that we or an Affiliated Account has a controlling or significantly influential position in a portfolio company, that account may have the ability to elect some or all of the board of directors of such a portfolio company, thereby controlling the policies and operations of such portfolio company, including the appointment of management, future issuances of securities, payment of dividends, incurrence of debt and entering into extraordinary transactions. In addition, a controlling account is likely to have the ability to determine, or influence, the outcome of operational matters and to cause, or prevent, a change in control of such a company. Such management and operational decisions may, at times, be in direct conflict with other accounts that have invested in the same portfolio company that do not have the same level of control or influence over the portfolio company.
If additional capital is necessary as a result of financial or other difficulties, or to finance growth or other opportunities, the accounts may or may not provide such additional capital, and if provided each account will supply such additional capital in such amounts, if any, as determined by OFS Advisor. In addition, a conflict arises in allocating an investment opportunity if the potential investment target could be acquired by us, an Affiliated Account, or a portfolio company of an Affiliated Account. Investments by more than one account of OFS Advisor or its affiliates in a portfolio company also raise the risk of using assets of an account of OFS Advisor or its affiliates to support positions taken by other accounts of OFS Advisor or its affiliates, or that an account may remain passive in a situation in which it is entitled to vote. In addition, there may be differences in timing of entry into, or exit from, a portfolio company for reasons such as differences in strategy, existing portfolio or liquidity needs, different account mandates or fund differences, or different securities being held. These variations in timing may be detrimental to us.

The application of our or an Affiliated Account's governing documents and the policies and procedures of OFS Advisor are expected to vary based on the particular facts and circumstances surrounding each investment by two or more accounts, in particular when those accounts are in different classes of an issuer’s capital structure (as well as across multiple issuers or borrowers within the same overall capital structure) and, as such, there may be a degree of variation and potential inconsistencies, in the manner in which potential or actual conflicts are addressed.
Code of Business Conduct
We have adopted a Code of Business Conduct that applies to, among others, our executive officers, including our Principal Executive Officer and Principal Financial Officer, as well as every officer, director and employee of the Company. Requests for copies should be sent in writing to our Chief Compliance Officer, Mukya S. Porter, at OFS Capital Corporation, 222 West Adams Street, Suite 1850, Chicago, Illinois 60606. The Company’s Code of Business Conduct is also available on our website at www.ofscapital.com. In addition, we intend to post on our website all disclosures that are required by law or The Nasdaq Global Select Market listing standards concerning any amendments to, or waivers from, any provision of the code.
Insider Trading Arrangements and Policies
We have adopted an Insider Trading Policy and Procedures governing, among other things, the purchase, sale, donation or bona fide gift of Company securities by employees of OFSC and OFS CLO Management, LLC and their affiliates, our officers and directors (collectively, “Access Persons”) and certain family members of Access Persons, that we believe is reasonably designed to promote compliance with insider trading laws, rules and regulations, and The Nasdaq Global Select Market listing standards. A copy of our Insider Trading Policy and Procedures was filed as Exhibit 19.1 to our Annual Report on Form 10-K for the year ended December 31, 2023 filed with the SEC on March 5, 2024, and incorporated by reference to our Annual Report on Form 10-K for the year ended December 31, 2024.
Hedging Transactions
Our Code of Ethics does not expressly prohibit our directors and executive officers or directors, officers or employees of OFS Advisor and its affiliates from purchasing financial instruments (including prepaid variable forward contracts, options, equity swaps, collars, and exchange funds), or otherwise engage in transactions, that hedge or offset, or are designed to hedge or offset, any decrease in the market value of our common stock. However, our Code of Ethics requires that our directors and officers or directors, officers or employees of OFS Advisor and its affiliates receive clearance for transactions in any derivative securities with respect to our common stock from our Chief Compliance Officer.
Review, Approval or Ratification of Transactions with Related Persons
The audit committee of our board of directors is required to review and approve any transactions with related persons (as such term is defined in Item 404 of Regulation S-K).
Corporate Governance Documents
We maintain a corporate governance webpage at the “Corporate Governance” link under the “For Investors” link at www.ofscapital.com.
Our Code of Business Conduct and board committee charters are available at our corporate governance webpage at www.ofscapital.com and are also available to any stockholder who requests them by writing to OFS Capital Corporation, 222 West Adams Street, Suite 1850, Chicago, Illinois 60606, attention: Tod K. Reichert, Corporate Secretary.
Annual Evaluation
Our directors perform an evaluation, at least annually, of the effectiveness of the board and its committees. As part of the process, each director participates in an interview to provide feedback and perspective on various topics, including among other things:
•board structure, size and composition, including director skills and experience;
•committee structure and allocation of responsibilities;
•conduct of meetings, including cadence, length and opportunity for director input and meaningful discussion;
•materials and information, including quality, timeliness and relevance;
•director orientation and continuing education;

•director performance, including attendance, preparation and participation;
•access to management and internal and external experts, resources, and support;
•key areas of focus for the board, including strategy, sustainability, crisis management and shareholder engagement;
•committee structure and process, member and chair performance, duties and functions and management support; and
•performance of the board chair, including communication, relationship with management, availability, focus on appropriate issues and inclusiveness.
While results are aggregated and summarized for discussion purposes, individual responses are not attributed to any individual and are kept confidential to ensure honest and candid feedback is received.
Compensation of Officers
None of our officers receives direct compensation from us. Mr. Rashid, our Chief Executive Officer, Mr. Spina, our Chief Financial Officer, Ms. Porter, our Chief Compliance Officer, and Mr. Reichert, our Corporate Secretary, are paid by OFSC, subject to reimbursement by us, pursuant to the Administration Agreement, for an allocable portion of such compensation for services rendered by such persons to us. To the extent that OFS Services outsources any of its functions under the Administration Agreement to OFSC under the Staffing Agreement, we will pay the fees associated with such functions on a direct basis without profit to OFS Services.
Our Officers
The following table sets forth the names, ages and positions of our current officers as of April 16, 2025:

Name	Age	Position	Held Position Since
Bilal Rashid	54	Chairman and Chief Executive Officer	2014
Kyle Spina(1)*	38	Chief Financial Officer and Treasurer	2025
Mukya S. Porter(2)	50	Chief Compliance Officer	2017
Tod K. Reichert(3)	63	Corporate Secretary	2017

(1)    Kyle Spina currently serves as the Chief Financial Officer and Treasurer of OFS Capital, Hancock Park and OFS Credit. Mr. Spina also serves as Director, Chief Financial Officer of OFS Advisor, the Chief Financial Officer and Treasurer OFSC and Vice President and Chief Financial Officer of OFSAM and OFSAM Holdings. Mr. Spina served as the Chief Accounting Officer of the Company from 2023 to 2025. Mr. Spina has more than 15 years of experience in public and private accounting. Prior to joining OFSC in April 2021, Mr. Spina held multiple controllership roles, serving as Assistant Controller of Credit Funds for Thoma Bravo, LP from 2020 to 2021 and Controller and Accounting Manager for Fidus Investment Corporation (Nasdaq: FDUS) and affiliates from 2016 to 2020. Mr. Spina began his career in public accounting from 2009 to 2016, including serving as an Audit Manager at BDO from 2014 to 2016, focusing on audits of public companies. Mr. Spina graduated from Purdue University with a Bachelor of Science degree in Accounting and Management and has been an active Certified Public Accountant since 2010.
(2)    Mukya S. Porter currently serves as the Chief Compliance Officer of OFS Capital, Hancock Park, OFS Credit, OFSC, OFSAM Holdings and OFS Advisor, in which capacity she oversees the compliance and risk management functions. Ms. Porter has approximately 20 years of experience advising investment advisers, broker-dealers and other financial institutions. Prior to joining OFSC, Ms. Porter served as a Senior Vice President of Compliance at Oaktree Capital Management, an alternative investment adviser, from 2012 to 2016, where she was responsible for oversight of the firm’s code of ethics program and the day-to-day management of an affiliated limited-purpose broker-dealer. Prior to Oaktree, Ms. Porter held the position of Vice President and Senior Compliance Officer at Pacific Investment Management Company from 2010 to 2012 and prior to that, from 2004 to 2010, worked, first, as a Vice President in the Legal department at Morgan Stanley Global Wealth Management and, subsequently, as a Vice President of Compliance at Morgan Stanley Investment Management. Ms. Porter received a Bachelor of Science degree, magna cum laude, in Biology from Howard University in 1996 and a J.D. from the University of California, Berkeley School of Law in 2001
(3)    Tod K. Reichert currently serves as Corporate Secretary of OFS Capital, Hancock Park and OFS Credit, as General Counsel and Corporate Secretary of OFSAM Holdings and OFSAM, and as Managing Director, Chief Administrative Officer and General Counsel of OFS Advisor and OFSC, in which capacity he oversees the legal and operational functions of the firm. Mr. Reichert has over 25 years of experience as a strategic business partner, providing advice on general corporate governance and transactional matters, with a focus on securities laws, compliance, corporate finance, debt and equity investments, and mergers and acquisitions. Prior to joining OFSC, Mr. Reichert served as General Counsel, Chief Compliance Officer and Corporate Secretary of MCG Capital Corporation (Nasdaq: MCGC), managing the legal and compliance departments, overseeing complex litigation, and providing securities law, disclosure and transactional advice to the board of directors and senior management team, while serving as a member of the MCG credit committee and SBIC investment committee. Prior to joining MCG, Mr. Reichert worked as an attorney in private practice in New York, Princeton and Boston. Mr. Reichert received his J.D. from the Rutgers University School of Law - Newark and his BFA from the University of North Carolina. Mr. Reichert is NACD (National Association of Corporate Directors) Directorship Certified™ and has received a CERT Certificate in Cyber Oversight through the NACD’s Cyber Oversight Program.

*    On January 28, 2025, Jeffrey A. Cerny notified the board of directors of his intention to retire and resign from his role as Chief Financial Officer and Treasurer of the Company, effective on March 31, 2025. The resignation was not in any way related to a disagreement with the Company on any matter relating to the Company’s operations, policies, practices or otherwise. On January 28, 2025, the board of directors voted to appoint Kyle Spina as Chief Financial Officer and Treasurer of the Company, effective as of March 31, 2025, to fill the vacancy created by the resignation of Mr. Cerny.

FISCAL 2024 DIRECTOR COMPENSATION
The following table sets forth the compensation paid to our directors for the year ended December 31, 2024:

Name	Fees Earned or Paid in Cash(1) ($)	Stock Awards ($)	Total Compensation from OFS Capital ($)	Total Compensation from Fund Complex(2) ($)
Elaine E. Healy	100,000	—	100,000	112,500
Ashwin Ranganathan	100,000	—	100,000	112,500
Romita Shetty	100,000	—	100,000	160,000
Bilal Rashid(3)	—	—	—	—
Jeffrey A. Cerny(3)	—	—	—	—

(1)The independent directors receive an annual fee of $90,000. In addition, the chair of each committee receives an annual fee of $10,000 for his or her additional services in this capacity. We have obtained directors’ and officers’ liability insurance on behalf of our directors and officers.
(2)The “Fund Complex” includes the Company, OFS Credit and Hancock Park.
(3)No compensation is paid to directors who are “interested persons.”

PROPOSAL TWO
RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Board Recommendation
Our board of directors recommends a vote “FOR” the ratification of the selection of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2025.
Our board of directors has selected the firm of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025, subject to ratification by stockholders. If this proposal is not approved at the Annual Meeting, our board of directors will reconsider its appointment of KPMG LLP.
KPMG LLP has advised us that neither the firm nor any present member or associate of it has any material financial interest, direct or indirect, in us or our subsidiaries.
Representatives of KPMG LLP are expected to be present at the Annual Meeting and will have the opportunity to make a statement, if they desire to do so, and will be available to respond to appropriate questions from our stockholders.
Auditors’ Fees
The following table summarizes the aggregate fees of KPMG LLP, the Company’s current independent registered public accounting firm billed for each of the last two fiscal years:

Fee Category	Fiscal Year Ended December 31, 2024 ($)	Fiscal Year Ended December 31, 2023 ($)
Audit Fees(1)	817,725	806,000
Audit-Related Fees(2)	—	—
Tax Fees(3)	84,000	73,000
All Other Fees(4)	48,625	—
Total Fees(5)	950,350	879,000

(1)    Audit fees include fees for professional services that generally only the independent accountant can provide. In addition to fees, including out-of-pocket expenses, for the audit of our annual financial statements, and the review of our quarterly financial statements in accordance with generally accepted auditing standards, this category contains fees for comfort letters, statutory audits, consents, and assistance with and review of documents filed with the SEC.
(2)    Audit-related services consist of fees billed, including out-of-pocket expenses, for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards.
(3)    Tax fees consist of fees billed, including out-of-pocket expenses, for professional services for tax compliance. These services include assistance regarding federal, state, and local tax compliance.
(4)    Fees for other services would include fees for products and services other than the services reported above.
(5)    All fees set forth above were approved by our audit committee.
Pre-Approval Policies and Procedures
Our audit committee has adopted policies and procedures relating to the approval of all audit and non-audit services that are to be performed by our independent registered public accounting firm. This policy generally provides that we will not engage our independent registered public accounting firm to render audit or non-audit services unless the service is specifically approved in advance by our audit committee or the engagement is entered into pursuant to one of the pre-approval procedures described below.
Any requests for audit, audit-related, tax and other services that have not received general pre-approval must be submitted to the audit committee for specific pre-approval, irrespective of the amount, and cannot commence until such approval has been granted. Normally, pre-approval is provided at regularly scheduled meetings of the audit committee. However, in urgent cases, the audit committee chair may pre-approve audit and non-audit services (other than prohibited non-audit services), provided that the audit committee chair reports any pre-approval decisions to the audit committee at its next scheduled meeting. The audit committee does not delegate its responsibilities to pre-approve services performed by the independent registered accounting firm to management.
The audit committee has determined that the rendering of the services other than audit services currently being provided by KPMG LLP is compatible with maintaining the independent registered public accounting firm’s independence.

Audit Committee Report
The audit committee has reviewed the Company’s audited consolidated financial statements for the fiscal year ended December 31, 2024 and has discussed these consolidated financial statements with the Company’s management and KPMG LLP, the Company’s independent registered public accounting firm. Management is responsible for the preparation of the Company’s consolidated financial statements and for maintaining an adequate system of disclosure controls and procedures and internal control over financial reporting for that purpose. KPMG LLP is responsible for conducting an independent audit of the Company’s annual consolidated financial statements in accordance with generally accepted auditing standards and issuing a report on the results of their audit. The audit committee is responsible for providing independent, objective oversight of these processes.
The audit committee has discussed with KPMG LLP the matters required to be discussed by Auditing Standard No. 1301, Communications with Audit Committees, issued by the Public Company Accounting Oversight Board.
KPMG LLP has provided the audit committee with written communications required by the applicable requirements of the Public Company Accounting Oversight Board regarding KPMG LLP’s independence and the audit committee has discussed with KPMG LLP its independence.
Based on the review and discussions referred to above, the audit committee recommended to the Company’s board of directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024.
By the Audit Committee of the Board of Directors of OFS Capital Corporation:
Elaine E. Healy, Chair
Ashwin Ranganathan
Romita Shetty

Required Vote
The affirmative vote of the holders of a majority in voting power of the outstanding shares of common stock represented at the Annual Meeting and voting on this proposal, provided a quorum is present in person or by proxy, is required to ratify the selection of KPMG LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025. Abstentions will not be included in determining the number of votes cast and, as a result, will have no effect on the result of the vote.
SUBMISSION OF STOCKHOLDERS PROPOSALS
In order to be included in the proxy materials for our 2026 annual meeting of stockholders pursuant to Rule 14a-8 under the Exchange Act, stockholders’ proposals must be received by us at our principal executive offices no later than December 31, 2025.
Stockholder proposals or director nominations to be presented at the 2026 annual meeting of stockholders, other than stockholder proposals submitted pursuant to the Rule 14a-8 under the Exchange Act, must be delivered to, or mailed and received at, the principal executive offices of the Company not less than ninety (90) days nor more than one hundred and twenty (120) days in advance of the one year anniversary of the previous year’s annual meeting of stockholders. For the Company’s 2026 annual meeting of stockholders, the Company must receive such proposals and nominations no later than March 13, 2026 but not before February 11, 2026. If the date of the annual meeting has been changed by more than thirty (30) calendar days from the date contemplated at the time of the previous year’s proxy statement, stockholder proposals or director nominations must be so received not later than the tenth day following the day on which the date of the 2026 annual meeting of stockholders is first publicly announced or disclosed. Proposals must also comply with the other requirements contained in the Company’s bylaws, including supporting documentation and other information. Proxies solicited by the Company will confer discretionary voting authority with respect to these proposals, subject to SEC rules governing the exercise of this authority. Pursuant to Rule 14a-4 of the Exchange Act, discretionary authority will apply when a choice is not specified by the stockholder provided that the proxy states in bold-face type how it is intended to vote the shares.
Pursuant to the Company’s bylaws, for a director nomination or other business to be considered for the next annual meeting of stockholders, notice must be provided in writing and delivered to the Corporate Secretary of the Company at the Company’s principal executive office by March 13, 2026 but not before February 11, 2026. Notices of intention to present proposals at the 2026 annual meeting of stockholders should be addressed to Tod K. Reichert, our Corporate Secretary, OFS Capital Corporation, 222 West Adams Street, Suite 1850, Chicago, Illinois 60606. We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

HOUSEHOLDING OF ANNUAL MEETING MATERIALS
Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of our proxy statement and annual report to stockholders may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of either document to you upon written or oral request to OFS Capital Corporation, 222 West Adams Street, Suite 1850, Chicago, Illinois 60606, Attention: Tod K. Reichert, Corporate Secretary, telephone: (847) 734-2000. In the future, if you want to receive separate copies of the proxy statement or annual report to stockholders, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your bank, broker or other nominee record holder, or you may contact us at the above address and phone number.
OTHER MATTERS
Our board of directors is not aware of any matter to be presented for action at the Annual Meeting other than the matters referred to above and does not intend to bring any other matters before the Annual Meeting. However, if other matters should properly come before the Annual Meeting, it is intended that holders of the proxies will vote thereon in their discretion.
GENERAL
Certain information contained in this proxy statement relating to the occupations and security holdings of our directors and officers is based upon information received from the individual directors and officers.
WE WILL FURNISH, WITHOUT CHARGE, A COPY OF OUR ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2024, INCLUDING CONSOLIDATED FINANCIAL STATEMENTS, BUT NOT INCLUDING EXHIBITS, TO EACH OF OUR STOCKHOLDERS OF RECORD ON APRIL 16, 2025, AND TO EACH BENEFICIAL STOCKHOLDER ON THAT DATE UPON WRITTEN REQUEST MADE TO TOD K. REICHERT, CORPORATE SECRETARY, OFS CAPITAL CORPORATION, 222 WEST ADAMS STREET, SUITE 1850, CHICAGO, ILLINOIS 60606. A REASONABLE FEE WILL BE CHARGED FOR COPIES OF REQUESTED EXHIBITS.
PLEASE VOTE YOUR SHARES OVER THE INTERNET OR BY TELEPHONE AS PROVIDED IN THE INSTRUCTIONS SET FORTH ON THE ENCLOSED PROXY CARD, OR COMPLETE, DATE, SIGN AND RETURN THE PROXY CARD AT YOUR EARLIEST CONVENIENCE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.
By Order of the Board of Directors,
Tod K. Reichert
Corporate Secretary
Chicago, Illinois
April 30, 2025

OFS CAPITAL CORPORATION
PRIVACY NOTICE
Your privacy is very important to us. This Privacy Notice sets forth OFS Capital Corporation’s (“our,” “we,” or “the Company”) policies with respect to non-public personal information provided to us. These policies apply to stockholders of the Company and may be changed at any time, provided a notice of such change is given to you. This notice replaces all previous statements of our privacy policy. Please read this Privacy Notice as it provides important information regarding our privacy practices and an explanation of your rights. If you do not agree with this Privacy Notice, please do not provide us with personal information.
1.What Personal Information We Collect
You may provide us with non-public personal information, such as your name, address, e-mail address, social security and/or tax identification number, date of birth, assets and/or income information: (i) in a trading confirmation or other related account or transaction documentation; (ii) in correspondence and conversations with us and our representatives; and (iii) through transactions with the Company.
Whether you choose to provide any particular information requested by the Company is completely your own choice, but if you choose not to provide the information we request, you may be unable to receive or access certain services, offers and information.
2.Where Do We Obtain Your Personal Data?
We may collect, and may have collected, information about you from a number of sources, including from you directly or from external sources.
Sources from which we may collect your information directly include:
•documentation that you completed when you subscribed for an investment;
•correspondence and conversations with us;
•transactions you have made or will make with us;
•your purchase of securities from us, including information regarding where to send money; and
•Internet or other electronic network activity – such as a consumer’s interaction with an internet website, application, or advertisement.
External sources from which we may collect your information include:
•publicly available and accessible directories and sources;
•tax authorities, including those that are based outside the jurisdiction where you are located if you are subject to tax in another jurisdiction;
•governmental and competent regulatory authorities to whom we have regulatory obligations;
•credit agencies; and
•fraud prevention and detection agencies and organizations.
3.Why Do We Collect Your Personal Data?
We may collect your personal information for the following purposes:
•to administer, manage and set up your investment, and any related accounts on an ongoing basis;
•to facilitate the transfer of funds and administer any other transaction with you;
•to open, maintain or close accounts in connection with your subscription or redemption;
•to send updates, information and notices or otherwise correspond with you in connection with your investment;
•to verify the identity and addresses of our investors (and, if applicable, their beneficial owners);
•to comply with requests from regulatory, governmental, tax and law enforcement authorities;

•to comply with applicable regulatory, accounting, tax and audit requirements;
•to conduct surveillance and investigation;
•to maintain statutory registers;
•to comply with the U.S Office of Foreign Assets Control list and other governmental sanctions lists;
•to address or investigate any complaints, claims, proceedings or disputes;
•to provide you with, and inform you about, our investment products and services;
•to send direct marketing communications to you;
•to assist with internal compliance with our policies and process;
•to protect our business against fraud, breach of confidence, theft of proprietary materials and other financial or business crimes (to the extent that this is not required of us by law);
•to monitor and improve our relationships with investors;
•to ensure appropriate group management and governance;
•to keep our internal records;
•to prepare reports on incidents / accidents;
•to analyze and manage commercial risks and operations;
•to seek professional advice, including legal advice;
•to enable any actual or proposed assignee or transferee, participant or sub-participant of our rights or obligations to evaluate proposed transactions;
•to facilitate business asset transactions involving the Company or related investment vehicles;
•to monitor communications to/from us using our systems; and
•to protect the security and integrity of our IT systems.
We only rely on these interests where we have considered that, on balance, our legitimate interests are not overridden by your interests, fundamental rights or freedoms.
4.How We Share Information We Collect
We may share any of the non-public personal information collected from our stockholders, or prospective or former stockholders with our affiliates, such as our investment adviser, and to certain service providers such as our accountants, attorneys, auditors, transfer agents and brokers, in each case for our everyday business purposes, such as to facilitate the acceptance and management of your investment or account or as otherwise permitted by applicable law. We may also disclose the information we collect:
1.As Authorized – if you request or authorize disclosure of the information, in each case in accordance with the agreements governing your investment.
2.As required by law – for example, to cooperate with any government regulators, self-regulatory organizations or law enforcement authorities.
3.As otherwise permitted by law – for example, (i) to service providers who maintain, process or service the Company; (ii) in connection with the making, management or disposition of any fund investment; (iii) as otherwise necessary to effect, administer or enforce investment or fund transactions; or (v) in connection with a sale or other transfer of the Company. We may also share information with attorneys, accountants, other service providers and with persons otherwise acting in a representative or fiduciary capacity on behalf of investors or the fund.
4.To service providers – we may share information with service providers that perform marketing services on our behalf.
We do not, and will not, sell personal data to third parties.

5.Retention
We keep your personal information for as long as it is required by us for our legitimate business purposes, to perform our contractual obligations, to comply with regulatory requirements, in connection with any investment you are involved in, and in accordance with our data retention schedule. We may retain your personal information for a longer period if doing so is necessary to comply with our legal or reporting obligations, or as otherwise permitted or required by law. We may also retain your personal information in a deidentified or aggregated form so that it can no longer be associated with you. To determine the appropriate retention period for your personal information, we consider various factors, such as the amount, nature, and sensitivity of your information; the potential risk of unauthorized access, use or disclosure; the purposes for which we collect or process your personal information; and applicable legal requirements.
6.Personal Data from Minors
We do not offer financial services and products to minors and do not knowingly collect or sell the personal information of minors. We follow all local legal requirements with respect to the collection and processing of a minor’s personal information.
7.Consent and Our Right To Withdraw It
We do not generally rely on obtaining your consent to process your personal data. If we do, you have the right to withdraw this consent at any time. Please contact us at 1-833-687-3622 or send us an e-mail at privacy@ofsmanagement.com at any time if you wish to do so.
8.Feedback, Concerns or Queries
We take your feedback and concerns very seriously. We encourage you to bring to our attention any feedback or concerns you may have about our processing your personal data.
This Privacy Notice was drafted with simplicity and clarity in mind. We are, of course, happy to provide any further information or explanation needed. Please contact us at 1-833-687-3622 or send us an e-mail at privacy@ofsmanagement.com at any time for further information.
9.Protecting Your Personal Information
Except as permitted by law, we require all non-affiliated third-party service providers to whom we disclose non-public personal information about our customers to enter into confidentiality agreements with us.
We implement and maintain reasonable security appropriate to the nature of the personal information that we collect, use, retain, transfer or otherwise process, and will take reasonable steps to protect your personal data against loss or theft, as well as from unauthorized access, disclosure, copying, use or modification, regardless of the format in which it is held. While we are committed to developing, implementing, maintaining, monitoring and updating a reasonable information security program, unfortunately, no data transmission over the Internet or any wireless network can be guaranteed to be 100% secure.  Data security incidents and breaches can occur due to vulnerabilities, criminal exploits or other factors that cannot reasonably be prevented.  Accordingly, while our reasonable security program is designed to manage data security risks and thus help prevent data security incidents and breaches, it cannot be assumed that the occurrence of any given incident or breach results from our failure to implement and maintain reasonable security. As a result, while we strive to protect your personal information, you acknowledge that: (i) there are security and privacy limitations of the Internet which are beyond our control; (ii) the security, integrity, and privacy of any and all information and data exchanged between you and us through the website cannot be guaranteed; and (iii) any such information and data may be viewed or tampered with in transit by a third party.
If you have any questions regarding this Privacy Notice or the treatment of your non-public personal information, please feel free to e-mail us at privacy@ofsmanagement.com or contact us at 1-833-687-3622.
10.European Privacy Rights and Disclosures
This European Privacy Rights and Disclosure section addresses legal obligations and rights specified in the General Data Protection Regulation and the UK General Data Protection Regulation (together, “GDPR”). These obligations and rights apply to individuals who are located in the European Economic Area (“EEA”) and the United Kingdom

(“UK”) and, together with the EEA, (“Europe”).  This section describes the policies and procedures followed by the Company regarding the collection, use and disclosure of your personal data when you visit the website, or otherwise interact with the Company. For the purposes of this section (European Privacy Rights and Disclosures), “personal data” means any information relating to an identified or identifiable natural person, either directly or indirectly.
According to the GDPR, the Company is the controller of your personal data.
a.Collection of Your Personal Data
When you visit the website, receive services from us or otherwise interact with us, we may collect the following personal data about you: your name, postal address, e-mail address, phone number, account name, date of birth, social security number, driver’s license number, photograph, passport number, employer, job title, bank account information, financial information such as your income and net worth, risk tolerance and transaction history, details about your investment activity or retirement portfolios and information about your transactions with us such as the investment amount and any contributions and/or distributions, as well as any other information you choose to provide to us.
Where the Company carries out background checks on certain individuals for a business purpose, this may involve the processing of data relating to criminal convictions and offences. This data will only be processed where such processing is specifically required or authorized by law.
b.Use of Your Personal Data
We may use the personal data you give us to carry out the following purposes:

Purpose	Lawful Basis
To contact you and to respond to your requests and enquiries when you contact us, or subscribe to receive email alerts	We have a legitimate interest to respond to your requests and enquiries for ongoing business administration
To deliver services to you	To manage and perform our contract with you
For recruitment purposes	We have a legitimate interest to consider an applicant for a role or vacancy in accordance with our recruitment process
To send you our newsletter / bulletin or any other direct marketing information	Where we have received your consent
For business administration, including statistical analysis	We have a legitimate interest to properly manage and administer our relationship with you and to ensure that we are effective and efficient
To personalize your visit to the website and to assist you while you use the websites	We have a legitimate interest to properly manage and administer our relationship with you and to ensure that we are effective and efficient
To improve the website by helping us understand who uses the websites	We have a legitimate interest to properly manage and administer our relationship with you and to ensure that we are effective and efficient
For fraud prevention and detection and to comply with applicable laws, regulations or codes of practice	To comply with our legal obligations

You have the right to object to processing of your personal data where that processing is carried out for our legitimate interest.
c.Sharing Your Personal Data
We may share your personal information with others, but only in certain limited situations, including: (i) within our corporate group or among our affiliated entities, all of which follow this Privacy Notice or equivalent privacy policies; (ii) with our service providers or other parties who agree to keep your personal information confidential and use it only on behalf of the Company; (iii) if your investment is transferred from your current custodian to another custodian, we provide your contact details, tax identification number and other personal information contained within transfer documents to the new custodian on your behalf; and (iv) as otherwise agreed by you. Third parties with whom we share your personal information are bound to comply with similar and equally stringent undertakings of privacy and confidentiality.
In some cases, we may be required to disclose certain personal information to comply with legal or regulatory obligations; to comply with the charter of the applicable entity into which you invest; to detect and protect against fraud, or any technical or security vulnerabilities; for an investigation or a legal process, such as a court order or subpoena; to respond to an emergency; or otherwise to protect the rights, property, safety, or security of third parties, visitors to the website, our businesses, or the public. In addition, the Company may disclose certain personal information to any third party that acquires, or is interested in acquiring, all or part of the Company’s assets or shares, or that succeeds the Company in carrying on all or a part of its business, whether by merger, acquisition, reorganization or otherwise.
d.International Transfers
When you are based in Europe, personal data collected from you, including via the websites may be transferred to certain recipients located outside Europe, which do not provide a similar or adequate level of protection to that provided by countries in Europe, including the United States. Where we transfer your personal data outside of Europe, we will do so on the basis of appropriate safeguards, such as contractual safeguards.
e.Rights of Individuals
You may have certain data privacy rights which may be subject to limitations and/or restrictions. These rights include the right to: (i) request access to and rectification and erasure of your personal data; (ii) obtain restriction of processing or to object to processing of your personal data; and (iii) ask for a copy of your personal data to be provided to you, or a third party, in a digital format. You also have the right to lodge a complaint about the processing of your personal data with your local data protection authority. If you would like to exercise any of these rights, please feel free to e-mail us at privacy@ofsmanagement.com or contact us at 1-833-687-3622.
11.California Privacy Rights and Disclosures
This California Privacy Rights and Disclosure section addresses legal obligations and rights specified in the California Consumer Privacy Act, as amended (the “CCPA” or “Act”). For the purposes of this section (California Privacy Rights and Disclosures), “personal information” means information that identifies, relates to, describes, is reasonably capable of being associated with, or could be reasonably linked, directly or indirectly, with a particular consumer or household. If you need access to this Privacy Notice in a different format for accessibility reasons, please e-mail us at privacy@ofsmanagement.com or contact us at 1-833-687-3622.
These obligations and rights apply to businesses doing business in California and to California residents and information that identifies, relates to, describes, is reasonably capable of being associated with, or could reasonably be linked, directly or indirectly, with California consumers or households.  It does not include deidentified or aggregate information, publicly available information, or lawfully obtained, truthful information that is a matter of public concern.

The following chart describes the categories of personal information we may collect or have collected about you in the past 12 months and, for each category, where and why we collect it, and the categories of entities to whom we disclose the personal information, if any:

Category of Personal Information (“PI”)	Sources from which PI is/was collected	Purpose of collection	Categories of entities with whom PI is/was disclosed
Address and other identifiers – such as name, postal address, e-mail address, phone number, account name, date of birth, social security number, driver’s license number, photograph, passport number, or other similar identifiers

NOTE: The information in this category may include the following elements as defined as Sensitive Personal Information in the Act: social security number, driver’s license number, state identification card number, and/or passport number.

•Directly from you;
•Automatically when you use our website or services;
•From third parties; including business partners, your employer, tax authorities and background/credit check providers; and
•Publicly available sources

• To provide you services;
• To contact you to discuss the services or products you receive from us;
• To respond to any questions or concerns you have raised;
• To deal with administrative matters such as capital calls or redemptions;
• To perform services on our behalf, such as customer service, processing or fulfilling orders;
• To otherwise carry out our obligations arising under our contract with you and to enforce the same;
• To carry out anti-money laundering and other compliance checks and controls;
• To verify your identity or for other fraud and/or crime prevention;
• To debug errors in our systems;
• For marketing and advertising purposes; and
• For internal research, analytics and development

•Professional advisers, including depositories, administrators, custodians, investment advisers, accountancy and legal firms, in order to provide us with advice and services;
•Service providers, including to provide and support our data management, analytics, security, background and credit checks, and storage systems;
•Group companies, for business, marketing and operational purposes;
•Transaction (merger and acquisition) partners, including to facilitate the diligence, negotiation, and completion phases of transactions contemplated by us, our parent company, or affiliated operating companies; and
•Government authorities or other entities with legal authority to request the information

Protected status – such as citizenship, ethnic background, gender or other similar identifiers

NOTE: The information in this category may include the following elements as defined as Sensitive Personal Information in the Act: racial, ethnic, or national origin.
•Directly from you; •From third parties; including business partners, your employer and background/credit check providers; and •Publicly available sources
• To provide you services;
• To contact you to discuss the services or products you receive from us;
• To respond to any questions or concerns you have raised;
• To deal with administrative matters;
• To perform services on our behalf;
• To otherwise carry out our obligations arising under our contract with you and to enforce the same;
• To carry out anti-money laundering and other compliance checks and controls; and
• To verify your identity or for other fraud and/or crime prevention

•Professional advisers, including depositories, administrators, custodians, investment advisers, accountancy and legal firms, in order to provide us with advice and services;
•Service providers, including to provide and support our data management, analytics, security, background and credit checks, and storage systems;
•Group companies, for business, marketing and operational purposes;
•Transaction (merger and acquisition) partners, including to facilitate the diligence, negotiation, and completion phases of transactions contemplated by us, our parent company, or affiliated operating companies; and
•Government authorities or other entities with legal authority to request the information

Internet or other electronic network activity – such as browsing history, search history, a consumer’s	•Automatically when you use our website or services	•To debug errors in our systems; • For marketing and advertising purposes; and	•Group companies, for business, marketing and operational purposes

Category of Personal Information (“PI”)	Sources from which PI is/was collected	Purpose of collection	Categories of entities with whom PI is/was disclosed
interaction with an internet website, application, or advertisement

NOTE: The information in this category may include the following elements as defined as Sensitive Personal Information in the Act: the contents of mail, e-mail, or text messages, to which the business was not the intended recipient.
	•	•For internal research, analytics and development
Financial information such as bank account details, credit history, income details, assets and investment experience, risk tolerance or other similar identifiers

NOTE: The information in this category may include the following elements as defined as Sensitive Personal Information in the Act: log-in, financial account, debit card, or credit card number, in combination with any required security or access code, password, or credential allowing access to an account.

•Directly from you;
•From your employer;
•Automatically when you use our website or services;
•From third parties acting on your behalf; including business partners, accountancy and law firms; and
•Background/credit check providers

• To provide you services;
•To deal with administrative matters such as invoicing, renewal or to audit customer transactions;
• To perform services on our behalf, such as processing capital calls or redemptions;
• To otherwise carry out our obligations arising under our contract with you and to enforce the same;
• To carry out anti-money laundering and other compliance checks and controls; and
• To verify your identity or for other fraud and/or crime prevention

•Professional advisers, including depositories, administrators, custodians, investment advisers, accountancy and legal firms, in order to provide us with advice and services;
•Service providers, including to provide and support our data management, analytics, security, and storage systems;
•Group companies, for business, marketing and operational purposes;
•Transaction partners, including to facilitate the diligence, negotiation, and completion phases of transactions contemplated by us, our parent company, or affiliated operating companies; and
•Government authorities or other entities with legal authority to request the information

Commercial information – such as records of personal property, products or services purchased, obtained, or considered, or other purchasing or consuming histories or tendencies or other similar identifiers	•Directly from you; •Automatically when you use our website or services; •From third parties acting on your behalf; including business partners and law firms; and •Through publicly available sources	• To provide you services; and • To otherwise carry out our obligations arising under our contract with you and to enforce the same
•Professional advisers, including depositories, administrators, custodians, investment advisers, accountancy and legal firms, in order to provide us with advice and services;
•Group companies, for business, marketing and operational purposes;
•Transaction partners, including to facilitate the diligence, negotiation, and completion phases of transactions contemplated by us, our parent company, or affiliated operating companies; and
•Government authorities or other entities with legal authority to request the information

Education or other professional information, including veteran status or other similar identifiers

NOTE: The information in this category may include the following elements as defined in the Act as Sensitive Personal Information: union
	•Directly from you; •From your employer; and •Through publicly available sources	•To provide you services; and • To otherwise carry out our obligations arising under our contract with you and to enforce the same
•Group companies, for business, marketing and operational purposes;
•Transaction partners, including to facilitate the diligence, negotiation, and completion phases of transactions contemplated by you, us, our parent company, or affiliated operating companies; and
•Government authorities or other entities with legal authority to request the information

Category of Personal Information (“PI”)	Sources from which PI is/was collected	Purpose of collection	Categories of entities with whom PI is/was disclosed
membership.
Inferences drawn from CCPA PI – such as individual profiles, preferences, characteristics, behaviors or other similar identifiers	•Directly from you; •Automatically when you use our website or services; and •From third parties; including business partners or firms acting on your behalf
• To provide you services;
• To contact you to discuss the services or products you receive from us;
• To respond to any questions or concerns you have raised;
• To deal with administrative matters;
• To perform services on your behalf, such as booking travel arrangements;
• To otherwise carry out our obligations arising under our contract with you and to enforce the same;
•For marketing and advertising purposes; and
•For internal research, analytics and development
•Group companies, for business, marketing and operational purposes
Audio or video footage collected using CCTV cameras (only if you visit one of our premises that uses this technology)	•From the use of our CCTV cameras. Where we have cameras on our premises, your image and movements may be recorded.	• To monitor safety, fraud, employee theft, and crime prevention;	•Group companies, for business and operational purposes; and •Government authorities or other entities with legal authority to request and for us to provide the information
Biometric information NOTE: Biometric information is considered an element of Sensitive Personal Information.	•Directly from you.	•To carry out required compliance checks and controls; and •To verify your identity or for other fraud and/or crime prevention; and
•Group companies, for business and operational purposes; and
•Government authorities or other entities with legal authority to request and for us to provide the information
•Service providers in connection with background checks and/or fingerprinting
•Service providers in connection with face and voice recognition

Geolocation Information NOTE: The information in this category may include the following elements of Sensitive Personal Information: precise geolocation.	•Directly from you.
•To provide you services;
• To contact you to discuss the services or products you receive from us;
• To respond to any questions or concerns you have raised;
• To otherwise carry out our obligations arising under our contract with you and to enforce the same
•Group companies, for business and operational purposes
a.Your Right to Request Disclosure of Information We Collect and Disclose about You
If you are a California resident, the CCPA grants you the right to request certain information about our practices with respect to personal information.  In particular, you can request the following:
1.The categories of your personal information that we’ve collected.
2.The specific pieces of your personal information that we’ve collected.

3.The categories of sources from which we collected your personal information.
4.The categories of your personal information that we’ve sold or disclosed for a business purpose.
5.The business or commercial purposes for which we collected, sold or shared your personal information.
6.The categories of third parties to whom we’ve disclosed your personal information.
To exercise your CCPA right to request this information, either e-mail us at privacy@ofsmanagement.com or contact us at 1-833-687-3622. These requests for disclosure are generally free.
b.Your Right to Request the Deletion of Personal Information
Upon your request, and subject to certain exceptions, we will delete, and direct applicable service providers to delete, the personal information we have collected about you.
To exercise your right to request the deletion of your personal information, either e-mail us at privacy@ofsmanagement.com or contact us at 1-833-687-3622. These requests for deletion are generally free.
c.Your Right to Ask Us Not to Sell or Share Your Personal Information
We do not, and will not, sell or share your personal information.
d.Your Right to Request the Correction of Your Personal Information
Upon your request, and subject to certain limitations, we will correct any inaccurate personal information we maintain about you.
To exercise your right to request the correction of your personal information, either e-mail us at privacy@ofsmanagement.com or contact us at 1-833-687-3622.  These requests for correction are generally free.
e.Our Use or Disclosure of Sensitive Personal Information
We only use and disclose Sensitive Personal Information for the purposes set forth in Section 7027(m) of the CCPA regulations.
f.Our Support for the Exercise of Your Data Rights
We are committed to providing you control over your personal information.  If you exercise any of these rights explained in this section of the Privacy Notice, we will not disadvantage you.  You will not be denied or charged different prices or rates for goods or services or provided a different level or quality of goods or services.
g.How We Will Handle a Request to Exercise Your Rights
For requests for access or deletion, we will first acknowledge receipt of your request.  We will provide a substantive response to your request as soon as we can, generally within 45 days from when we receive your request, although we may be allowed to take longer to process your request under certain circumstances.  If we expect your request is going to take us longer than normal to fulfil, we’ll let you know.
When you make a request to access, correct, or delete your personal information, we will take steps to verify your identity.  These steps may include asking you for personal information, such as your name, address, or other information we maintain about you.  If we are unable to verify your identity with the degree of certainty required, we will not be able to respond to the request.  We will notify you to explain the basis of the denial.
You may also designate an authorized agent to submit requests on your behalf.  If you do so, you will be required to verify your identity by providing us with certain personal information as described above.  Additionally, we will also require that you provide the agent with written permission to act on your behalf, and we will deny the request if the agent is unable to submit proof to us that you have authorized them to act on your behalf.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice of Annual Meeting, Proxy Statement and Annual Report on Form 10-K are available at www.proxyvote.com.

DETACH AND RETURN THIS PORTION ONLY
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
OFS CAPITAL CORPORATION
FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 11, 2025
The undersigned, revoking all prior proxies, hereby appoints Kyle Spina and Tod K. Reichert as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and vote, as designated on the reverse side, all shares of common stock of OFS Capital Corporation held of record by the undersigned on April 16, 2025 at the Annual Meeting of Stockholders to be held on June 11, 2025 at 10:00 a.m., local time, at 222 West Adams Street, Suite 1850, Chicago, Illinois 60606, and any adjournments or postponements thereof. The undersigned hereby directs Messrs. Spina and Reichert to vote in accordance with their best judgment on any matters which may properly come before the Annual Meeting, all as indicated in the Notice of Annual Meeting, receipt of which is hereby acknowledged, and to act on the matters set forth in such Notice as specified by the undersigned.
THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS GIVEN WITH RESPECT TO A PARTICULAR PROPOSAL, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEE OF OUR BOARD OF DIRECTORS UNDER PROPOSAL 1, FOR PROPOSAL 2 AND, IN THE DISCRETION OF MESSRS. SPINA AND REICHERT, ON ANY OTHER ITEMS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING. ATTENDANCE OF THE UNDERSIGNED IN PERSON AT THE ANNUAL MEETING OR AT ANY ADJOURNMENT OR POSTPONEMENT THEREOF WILL NOT BE DEEMED TO REVOKE THE PROXY UNLESS THE UNDERSIGNED REVOKES THIS PROXY IN WRITING.

(Continued and to be signed on the reverse side)

OFS

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on June 10, 2025. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on June 10, 2025. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

OFS CAPITAL CORPORATION

THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE FOR THE LISTED DIRECTOR NOMINEE AND FOR PROPOSAL 2.

Election of Directors

	FOR NOMINEE	WITHHOLD FROM NOMINEE
1. The election of the following person (except as marked to the contrary) who will serve as a Class I director of OFS Capital Corporation until 2028, or until her successor is elected and qualified.	☐	☐

Nominee: Class I Director

01) Elaine E. Healy

Please indicate if you plan to attend this meeting	YES	NO
	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature	Date	Signature (Joint Owners)	Date

[PLEASE SIGN WITHIN BOX]